As filed with the Securities and Exchange Commission on April 24, 2008

Securities Act File No. 33-72834

Investment Company Act File No. 811-08212

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. 25 ☒

and

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 27 ☒

(Check appropriate box or boxes)

J.P. MORGAN SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, New York, N.Y. 10167

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:

(800) 480-4111

c/o John T. Fitzgerald, Esq.

J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Copies to:	Frederick Wertheim, Esq.	Elizabeth A. Davin, Esq.
	Sullivan & Cromwell	JPMorgan Chase & Co
	125 Broad Street	1111 Polaris Parkway
	New York, NY 10004	Columbus, OH 43240

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 200 8

J.P. Mor ga n

S eries

Trus t II

JPMorgan Bond Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Bond Portfolio	1
The Portfolio’s Management and Administration	8
Shareholder Information	9
Pricing Portfolio Shares	9
Purchasing Portfolio Shares	9
Redeeming Portfolio Shares	10
Abusive Trading	10
Voting and Shareholder Meetings	1 0
Distributions and Taxes	11
Availability of Proxy Voting Record	1 1
Portfolio Holdings Disclosure	12
Investment Practices	13
Risk and Reward Elements for the Portfolio	2 0
Financial Highlights	2 6
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	2 8
How to Reach Us	B ack cover

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective (also known as the Portfolio’s goal) and policies of the Portfolio may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund.

JPMorgan Bond Portfolio

What is the goal of the Portfolio?

The Portfolio seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including, but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements, that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Brothers U.S. Aggregate Bond Index.

Derivatives, which are instruments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Portfolio may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Portfolio.

Up to 2 5 % of the Portfolio’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Portfolio typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives such as forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Portfolio may use such derivatives to increase income and gain to the Portfolio and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets invested in securities rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio may enter into “dollar-rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Portfolio may engage in short sales.

The Portfolio’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval. The Portfolio will give 60 days’ written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

•	There is no assurance that the Portfolio will meet its investment objective.

•	The Portfolio does not represent a complete investment program.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

MAY 1, 2008   1

JPMorgan Bond Portfolio (continued)

Investment Process

JPMIM selects investments for the Portfolio by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Portfolio’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

The Portfolio’s Main Investment Risks

All funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some specific risks of investing in the Portfolio. The Portfolio is subject to management risk because it is an actively managed Portfolio. The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect liquidity and make it difficult for the Portfolio to sell the security.

Derivatives Risk.  The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Portfolio may be more volatile than if the Portfolio had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolio’s returns.

Foreign and Emerging Markets Securities Risk.  To the extent that the Portfolio invests in foreign securities, investments in foreign securities may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Portfolio’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Portfolio’s foreign holdings can be affected by currency exchange rates and exchange control regulations. These risks increase when investing in issuers located in emerging markets. The Portfolio’s investments in foreign securities may also be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Portfolio’s securities and the price of the Portfolio’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk. The Portfolio may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to

2   J.P. MORGAN SERIES TRUST II

greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Government Securities Risk.  The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so called “sub-prime” mortgages.

Short Selling Risk.  The Portfolio’s investment strategy may involve more risk than other funds that do not engage in short selling. The Portfolio’s use of short sales in combination with long positions in the portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Portfolio.

The Portfolio may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Portfolio may not always be able to borrow a security it wants to sell short. The Portfolio also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions . In addition, the Portfolio may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Portfolio’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security can attain.

Taking short positions in securities results in a form of leverage. Leverage involves special risks. There is no assurance that the Portfolio will leverage its portfolio or, if it does, that the Portfolio’s leveraging strategy will be successful. The Portfolio cannot assure you that the use of leverage will result in a higher return on your investment.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover Risk .  The Portfolio may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

MAY 1, 2008   3

JPMorgan Bond Portfolio (continued)

Redemption Risk.  The Portfolio may have to sell securi ties at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Portfolio’s main risks, as well as Portfolio strategies, please see pages 13–24.

4   J.P. MORGAN SERIES TRUST II

The Portfolio’s Past Performance

This section shows the Portfolio’s performance record with respect to the Portfolio’s shares. The bar chart shows how the performance of the Portfolio’s shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index, an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information for the Portfolio should not be compared with other funds that offer their shares directly to the public because the figures provided do not reflect charges imposed by variable insurance contracts or Eligible Plans . Performance for the variable insurance contracts or Eligible Plans will reflect the deduction of any applicable charges and will therefore be lower than that of the Portfolio. Variable insurance contract holders should consult the applicable prospectus for their contract.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	4.54%	Worst Quarter	2nd quarter, 2004	–2.86%

1	The Portfolio’s fiscal year end is 12/31.

MAY 1, 2008   5

JPMorgan Bond Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
 Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
JPMORGAN BOND PORTFOLIO	1.33	3.25	4.90

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,^	6.97	4.42	5.97

LIPPER VARIABLE UNDERLYING FUNDS CORPORATE DEBT FUNDS A-RATED INDEX2,^	5.24	4.32	5.49

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

2	The performance of the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

^	Investors cannot invest directly in an index.

Investor Expenses for Portfolio Shares

The expenses of Portfolio shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL OPERATING EXPENSES (%)
 (Expenses that are deducted from Portfolio assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0. 4 8
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3]	0. 79

Fee Waiver and Expense Reimbursements[4]	(0.1 8)

Net Expenses	0.61

1	“Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/0 7 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

4	JPMorgan Funds Management , Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 0. 60 % of the average daily net assets through 4/30/0 9 . In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Portfolio would have been 0.7 8% , and Net Expenses would have been 0.60%, of the average daily net assets .

6   J.P. MORGAN SERIES TRUST II

Example

The example below is intended to help you compare the cost of investing in Portfolio shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,
•	5% return each year, and
•	net expenses through 4/30/09 and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Portfolio shares and your actual costs may be higher or lower.

YOUR COST ($)
 (with or without redemption)

1 Year	3 Years	5 Years	10 Years
62	234	421	961

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

MAY 1, 2008   7

The Portfolio’s Management and Administration

The Portfolio is a series of J.P. Morgan Series Trust II, a Delaware statutory trust (Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Portfolio.

The Portfolio’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 12/31/0 7 , JPMIM received the following fees for advisory services:

ADVISORY SERVICES

0.30% of the Portfolio’s average daily net assets

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Portfolio is available in the annual report for the most recent fiscal year ended December 31.

The Portfolio Manager

Timothy N. Neumann, Managing Director and CFA charterholder, is the portfolio manager for the Portfolio. An employee of JPMIM since 1997, Mr. Neumann is the head of the New York portfolio manager group and lead portfolio manager for core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strateg ies .

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The Portfolio’s Administrator

JPMorgan Funds Management, Inc. (JPMFM) provides administrative, shareholder and certain financial services and oversees the Portfolio’s other service providers.

During the most recent fiscal year ended 12/31/0 7 , JPMFM received the following fees for administrative and shareholder services:

ADMINISTRATIVE SERVICES

0.4 5 % of the Portfolio’s average daily net assets*

*	Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, the administrator will reimburse the Portfolio for the excess.

JPMFM or one of its affiliates may enter into services agreements with insurance companies offering the variable insurance contracts under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and the administrator.

8   J.P. MORGAN SERIES TRUST II

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)) (Closing Time), on each day the Portfolio is open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. To the extent the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of the Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South American and Caribbean equity securities, held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolio. This includes any day that the Portfolio is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolio are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. Purchasers of variable insurance contracts will not own shares of the Portfolio . Rather, shares will be owned by the insurance companies and held through their separate accounts for the benefit of purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants. All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. Purchases are processed on any day on which the Portfolio is open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The interests of different separate accounts are not always the same, and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires the Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the account-holder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be

MAY 1, 2008   9

Shareholder Information (continued)

required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

REDEEMING PORTFOLIO SHARES

Portfolio shares may be sold at any time by the separate accounts of the insurance companies issuing the variable insurance contracts or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemptions are processed on any day on which the Portfolio is open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Variable insurance contract owners should consult the applicable variable insurance contract prospectus and Eligible Plan participants should consult the Plan’s administrator or trustee for more information about redeeming Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Eligible Plan’s financial intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that financial intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND SHAREHOLDER MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued a variable insurance contract will solicit voting instructions from the purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent an insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. The Portfolio votes separately on matters relating solely to the Portfolio or which affect the Portfolio differently from others in the Trust. However, all Trust shareholders will have

10   J.P. MORGAN SERIES TRUST II

equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove trustees, change the Portfolio’s fundamental investment objective, or approve an investment advisory contract.

DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts of insurance companies or Eligible Plans. The Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Portfolio unless an election is made on behalf of a separate account or Eligible Plan to receive some or all of the distribution in cash.

The discussions below are based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts and Eligible Plans. If this is not the case, the person(s) determined to own the shares will be currently taxed on Portfolio distributions and redemption proceeds.

Tax Consequences to Variable Insurance Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the portfolios in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

In addition, if owners of variable insurance contracts have an impermissible level of control over the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor’s tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

MAY 1, 2008   11

Shareholder Information (continued)

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information.

12   J.P. MORGAN SERIES TRUST II

Investment Practices

The following table discusses the types of investments that can be held by the Portfolio. In each case, the related types of risk are given.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans ( ARMs ): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Portfolio may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Portfolio’s assets and may cause the Portfolio to liquidate Portfolio positions when it would not be advantageous to do so. The Portfolio must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes .
Credit Interest Rate Market
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.
Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Portfolio will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political

MAY 1, 2008   13

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Portfolio may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Foreign Investment
Exchange Traded Fund ( ETFs ): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts ( SPDRs ) and NASDAQ 100’s.
Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to the Portfolio. These strategies may consist of use of any of the following: options on Portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. The Portfolio may engage in such transactions in both U.S. and non-U.S. markets.
Credit Foreign Investment Leverage Liquidity Management Market Prepayment

14   J.P. MORGAN SERIES TRUST II

INSTRUMENT	RISK TYPE
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries ( LDCs ).	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

MAY 1, 2008   15

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and other asset-backed structures .
Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolio may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment
Options and Futures Transactions: The Portfolio may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities .
Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Portfolio’s total assets.

16   J.P. MORGAN SERIES TRUST II

INSTRUMENT	RISK TYPE
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by the Portfolio.
Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Portfolio.
Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with the reorganization or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Market
Securities Lending: The lending of up to 33-1/3% of the Portfolio’s total assets. In return, the Portfolio will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short Selling: In short selling transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts ( GICs ) and Bank Investment Contracts ( BICs ).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include interest-only (IO) and principal-only (PO) mortgage-backed securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or collateralized mortgage obligation ( CMO ) structure.
Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market

MAY 1, 2008   17

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Portfolio may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective.
Credit Interest Rate Liquidity Market
Treasury Receipts: The Portfolio may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ( TRs ), Treasury Investment Growth Receipts ( TIGRs ), and Certificates of Accrual on Treasury Securities ( CATS ).
Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations ( CMOs ) and Real Estate Mortgage Investment Conduits ( REMICs ).
Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ( STRIPS ) and Coupon Under Book Entry Safekeeping ( CUBES ).
Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand or at the expiration of a specified term.
Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market

18   J.P. MORGAN SERIES TRUST II

INSTRUMENT	RISK TYPE
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Portfolio:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Portfolio’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

MAY 1, 2008   19

Risk and Reward Elements for the Portfolio

This table discusses the main elements that may make up the Portfolio’s overall risk and reward characteristics. It also outlines the Portfolio’s policies toward various investments, including those that are designed to help the Portfolio manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• The Portfolio’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause the Portfolio to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Portfolio from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Portfolio plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• The Portfolio seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Portfolio has the option of investing up to 100% of its total assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave the Portfolio with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• The Portfolio maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

20   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
• The Portfolio could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

• The Portfolio anticipates that total foreign investments will not exceed 20% of its total assets
• To the extent that the Portfolio invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Portfolio may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Portfolio buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Portfolio can take advantage of attractive transaction opportunities	• The Portfolio segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Portfolio could underperform its benchmark due to its sector, securities or duration choices	• The Portfolio could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

MAY 1, 2008   21

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Portfolio that would not have otherwise occurred
• The Portfolio may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Portfolio’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Portfolio’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Portfolio, accelerate recognition of income to the Portfolio, affect the holding period of the Portfolio’s assets and defer recognition of certain of the Portfolio’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Portfolio could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Portfolio uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Portfolio’s exposure relative to its benchmark ; the Portfolio may also use derivatives in an effort to increase income or gain
• The Portfolio only establishes hedges that they expect will be highly correlated with underlying positions
• While the Portfolio may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• The Portfolio segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Portfolio is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Portfolio has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

22   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Portfolio could have difficulty valuing these holdings • The Portfolio could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
• The Portfolio may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Portfolio may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
• Increased trading could raise the Portfolio’s transaction costs
• Increased short-term capital gains distributions could raise shareholders’ income tax liability . S uch an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Portfolio’s returns
	• The Portfolio could realize gains in a short period of time • The Portfolio could protect against losses if a security is overvalued and its value later falls	• The Portfolio generally avoids short-term trading , except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Short Selling
• Short sales may not have the intended effects and may result in losses
• The Portfolio may not be able to close out a short position at a particular time or at an acceptable price
• The Portfolio may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Portfolio’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• The Portfolio could make money and protect against losses if management’s analysis proves correct • Short selling may allow the Portfolio to generate positive returns in declining markets
• The Portfolio segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Portfolio makes short sales through brokers that the adviser has determined to be highly creditworthy

MAY 1, 2008   23

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
• If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, the Portfolio’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit the Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Portfolio may invest in both affiliated and unaffiliated money market funds without limit subject to the Portfolio’s investment policies and restrictions and the conditions of the rule

24   J.P. MORGAN SERIES TRUST II

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MAY 1, 2008   25

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past one through five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report, which is available upon request.

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Year Ended December 31, 2007	$11.87	$0.58	(b)	$(0.44)	$0.14	$(0.83)	$—	$(0.83)
Year Ended December 31, 2006	11.85	0.58		(0.07)	0.51	(0.47)	(0.02)	(0.49)
Year Ended December 31, 2005	12.17	0.45		(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41		0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39		0.07	0.46	(0.39)	(0.27)	(0.66)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Includes interest expense for custody overdraft of 0.01%.

26   J.P. MORGAN SERIES TRUST II

			Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$ 11.18	1.16%	$38,916	0.76	%(c)	5.06%	0.78%	626%
11.87	4.49	83,498	0.75		4.71	0.76	641
11.85	2.64	86,695	0.75		3.79	0.75	732
12.17	4.29	85,057	0.75		3.06	0.75	544
12.34	3.72	91,695	0.75		2.98	0.75	545

MAY 1, 2008   27

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, which were series of One Group Mutual Funds, into possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

28   J.P. MORGAN SERIES TRUST II

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HOW TO REACH US

FOR MORE INFORMATION

For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolio’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202 -942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

This prospectus is for use with variable annuity contracts and variable life insurance policies (Policies). All questions regarding the Policies should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your Policy.

The Investment Company Act File No. is 811-08212.

©JPMorgan Chase & Co. 200 8     All rights reserved. May 200 8 .

PR-BP-50 8

PROSPECTUS MAY 1, 200 8

J.P. Morgan

Series

Trust II

JPMorgan International Equity Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan International Equity Portfolio	1
The Portfolio’s Management and Administration	7
Shareholder Information	8
Pricing Portfolio Shares	8
Purchasing Portfolio Shares	8
Redeeming Portfolio Shares	9
Abusive Trading	9
Voting and Shareholder Meetings	9
Distributions and Taxes	10
Availability of Proxy Voting Record	1 0
Portfolio Holdings Disclosure	11
Risk and Reward Elements for the Portfolio	12
Financial Highlights	16
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	18
How t o Reach Us	B ack cover

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective (also known as the Portfolio’s goal) and policies of the Portfolio may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund.

JPMorgan International Equity Portfolio

What is the goal of the Portfolio?

The Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

What are t he Portfolio’s m ain i nvestment s trateg ies?

Under normal circumstances, the Portfolio will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio’s assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

No more than 20% of the Portfolio’s Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Portfolio’s Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Capital markets in certain countries may be either less developed or not easy to access. The Portfolio may invest in such countries by investing in closed-end investment companies which are authorized to invest in such countries.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval. The Portfolio will give 60 days’ written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

•	There is no assurance that the Portfolio will meet its investment objective.

•	The Portfolio does not represent a complete investment program.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Investment Process

In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM), will seek to diversify the Portfolio by investing in at least three different issuers in other countries than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However,

MAY 1, 2008   1

JPMorgan International Equity Portfolio (continued)

the Portfolio may also invest in companies or governments in emerging markets.

The adviser may adjust the Portfolio’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

The Portfolio’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. This section describes some of the specific risks of investing in the Portfolio. The Portfolio is subject to management risk because it is an actively managed fund. The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will fluctuate in response to movements in international markets. Portfolio performance will also depend on the effectiveness of the adviser’s research, as well as its stock picking and currency management decisions.

Foreign Securities Risk.  Because the Portfolio invests primarily in securities of issuers outside the United States, an investment in the Portfolio may be riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Portfolio’s performance.

Risks associated with investing in foreign securities include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of foreign markets. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Portfolio’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

The Portfolio’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Emerging Markets Risk.  The Portfolio’s investments in emerging markets could lead to more volatility in the value of the Portfolio’s shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

ETF and Investment Company Risk.  If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Derivatives Risk.   The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Portfolio may be more

2   J.P. MORGAN SERIES TRUST II

volatile than if the Portfolio had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolio’s returns.

Repurchase Agreement Risk.  Repurchase agreements involve some risk to the Portfolio that the counterparty does not meet its obligation under the agreement.

Redemption Risk.  The Portfolio may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Temporary Defensive Positions Risk.   To respond to unusual circumstances, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Portfolio’s main risks, as well as Portfolio strategies, please see pages 12–15.

MAY 1, 2008   3

JPMorgan International Equity Portfolio (continued)

The Portfolio’s Past Performance

This section shows the Portfolio’s performance record with respect to the Portfolio’s shares. The bar chart shows how the performance of the Portfolio’s shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index and the Lipper Variable Underlying Funds International Core Funds Index, an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information for the Portfolio should not be compared with other funds that offer their shares directly to the public because the figures provided do not reflect charges imposed by variable insurance contracts or Eligible Plans . Performance for the variable insurance contracts or Eligible Plans will reflect the deduction of any applicable charges and will therefore be lower than that of the Portfolio. Variable insurance contract holders should consult the applicable prospectus for their contract.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	21.06%	Worst Quarter	3rd quarter, 2002	–20.84%

1	The Portfolio’s fiscal year end is 12/31.

4   J.P. MORGAN SERIES TRUST II

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
JPMORGAN INTERNATIONAL EQUITY PORTFOLIO	9.33	18.28	6.30

MSCI EAFE INDEX1 , ˆ	11.17	21.59	8.66

LIPPER VARIABLE UNDERLYING FUNDS INTERNATIONAL CORE FUNDS INDEX2 , ˆ	2.32	19.64	5.73

1	The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Total return figures assume the reinvestment of dividends. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

2	The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Portfolio Shares

The expenses of Portfolio shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Portfolio assets)

Management Fees	0.60

Distribution (Rule 12b-1) Fees	NONE

Other Expenses[1]	0.6 2

Total Annual Operating Expenses[2]	1.2 2

Fee Waiver and Expense Reimbursements[2]	(0.13)

Net Expenses[2]	1.09

1	“Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.

2	JPMorgan Funds Management , Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding a cquired f und f ees and e xpenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1. 09 % of the average daily net assets through 4/30/0 9 . In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

MAY 1, 2008   5

JPMorgan International Equity Portfolio (continued)

Example

The example below is intended to help you compare the cost of investing in Portfolio shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 4/30/09 and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Portfolio shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
111	374	658	1,466

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

6   J.P. MORGAN SERIES TRUST II

The Portfolio’s Management and Administration

The Portfolio is a series of J.P. Morgan Series Trust II, a Delaware statutory trust (Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Portfolio.

The Portfolio’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 12/31/0 7 , the adviser received the following fees for advisory services:

ADVISORY SERVICES

0.60% of the Portfolio’s average daily net assets

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Portfolio is available in the annual report for the most recent fiscal year ended December 31.

The Portfolio Managers

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is a portfolio manager in the Global Portfolios Group, based in London and is responsible for EAFE Funds. He has worked at JPMIM and its affiliates (or their predecessors) since 1985 in numerous investment roles and has managed the Portfolio since September, 2000 . Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Portfolio. Since 2000, Mr. Murray has been a global sector specialist in the Global Portfolios Group, based in London, specializing in energy. He has worked at JPMIM and its affiliates (or their predecessors) since 1996. He has managed the Portfolio since March, 2004.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The Portfolio’s Administrator

JPMorgan Funds Management, Inc. (JPMFM) provides administrative, shareholder and certain financial services and oversees the Portfolio’s other service providers.

During the most recent fiscal year ended 12/31/0 7 , JPMFM received the following fees for administrative and shareholder services:

ADMINISTRATIVE SERVICES

0.60 % of the Portfolio’s average daily net assets*

*	Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, the administrator will reimburse the Portfolio for the excess.

JPMFM or one of its affiliates may enter into services agreements with insurance companies offering the variable insurance contracts under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and the administrator.

MAY 1, 2008   7

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)) (Closing Time), on each day the Portfolio is open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. To the extent the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of the Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South American and Caribbean equity securities, held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolio. This includes any day that the Portfolio is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolio are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. Purchasers of variable insurance contracts will not own shares of the Portfolio . Rather, shares will be owned by the insurance companies and held through their separate accounts for the benefit of purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants. All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. Purchases are processed on any day on which the Portfolio is open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The interests of different separate accounts are not always the same, and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires the Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the account-holder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be

8   J.P. MORGAN SERIES TRUST II

required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

REDEEMING PORTFOLIO SHARES

Portfolio shares may be sold at any time by the separate accounts of the insurance companies issuing the variable insurance contracts or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemptions are processed on any day on which the Portfolio is open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Variable insurance contract owners should consult the applicable variable insurance contract prospectus and Eligible Plan participants should consult the Plan’s administrator or trustee for more information about redeeming Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Eligible Plan’s financial intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that financial intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND SHAREHOLDER MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued a variable insurance contract will solicit voting instructions from the purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent an insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. The Portfolio votes separately on matters relating solely to the Portfolio or which affect the Portfolio differently from others in the Trust. However, all Trust shareholders will have

MAY 1, 2008   9

Shareholder Information (continued)

equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove trustees, change the Portfolio’s fundamental investment objective, or approve an investment advisory contract.

DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts of insurance companies or Eligible Plans. The Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Portfolio unless an election is made on behalf of a separate account or Eligible Plan to receive some or all of the distribution in cash.

The discussions below are based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts and Eligible Plans. If this is not the case, the person(s) determined to own the shares will be currently taxed on Portfolio distributions and redemption proceeds.

Tax Consequences to Variable Insurance
Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the portfolios in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

In addition, if owners of variable insurance contracts have an impermissible level of control over the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor’s tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio

10   J.P. MORGAN SERIES TRUST II

security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information.

MAY 1, 2008   11

Risk and Reward Elements for the Portfolio

This table identifies the main elements that may make up the Portfolio’s overall risk and reward characteristics. It also outlines the Portfolio’s policies toward various investments, including those that are designed to help the Portfolio manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions
• The Portfolio’s share price and performance will fluctuate in response to stock and bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• The Portfolio could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information
• Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks
• Adverse market, economic, political or other conditions may from time to time cause the Portfolio to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Portfolio from achieving its investment objective

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Most bonds will rise in value when interest rates fall
• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• Favorable exchange rate movements could generate gains or reduce losses

• Under normal circumstances the Portfolio plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Portfolio’s main investment strategies?” section, equity investments may include common stock, convertible securities [1] , preferred stocks [2] , depositary receipts (such as American Depositary Receipts and European Depositary Receipts ), trust or partnership interests, warrants and rights [3] , and investment company securities
• The Portfolio seeks to limit risk and enhance performance through active management, country allocation and diversification
• During severe market downturns, the Portfolio has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• The Portfolio could underperform its benchmark due to its securities and asset allocation choices	• The Portfolio could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

12   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses
• Except as noted earlier in this prospectus, the Portfolio manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

Exchange Traded Funds (ETFs) and other investment companies

• If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, the Portfolio’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities Exchange Commission (SEC) permit the Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Portfolio may invest in both affiliated and unaffiliated money market funds without limit subject to the Portfolio’s investment policies and restrictions and the conditions of the rule

MAY 1, 2008   13

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Portfolio that would not have otherwise occurred
• The Portfolio may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Portfolio’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Portfolio which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Portfolio’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Portfolio, accelerate recognition of income to the Portfolio, affect the holding period of the Portfolio’s assets and defer recognition of certain of the Portfolio’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Portfolio could make money and protect against losses if the investment analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Portfolio uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Portfolio’s exposure relative to its benchmark ; the Portfolio may also use derivatives in an effort to increase income or gain
• The Portfolio only establishes hedges that they expect will be highly correlated with underlying positions
•  While the Portfolio may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Portfolio segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Portfolio is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Portfolio has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

14   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Portfolio could have difficulty valuing these holdings • The Portfolio could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• The Portfolio may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Portfolio may hold high-quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
• Increased trading could raise the Portfolio’s brokerage and related costs
• Increased short-term capital gains distributions could raise shareholders’ income tax liability . Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Portfolio’s returns
	• The Portfolio could realize gains in a short period of time • The Portfolio could protect against losses if a stock is overvalued and its value later falls	• The Portfolio generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When the Portfolio buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Portfolio can take advantage of attractive transaction opportunities	• The Portfolio segregates or earmarks liquid assets to offset leverage risks

MAY 1, 2008   15

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past one through five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report, which is available upon request.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Equity Portfolio
Year Ended December 31, 2007	$14.74	$0.19	(b)	$1.18	$1.37	$(0.16)	$(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	(0.10)
Year Ended December 31, 2004	9.45	0.10		1.63	1.73	(0.06)	(0.06)
Year Ended December 31, 2003	7.20	0.03		2.28	2.31	(0.06)	(0.06)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Includes interest for custody overdraft of 0.02%.

16   J.P. MORGAN SERIES TRUST II

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.95	9.33%	$83,639	1.22	%(c)	1.20%	1.22%	15%
14.74	22.04	104,411	1.20		1.02	1.20	15
12.20	10.69	82,806	1.20		1.27	1.20	8
11.12	18.37	71,013	1.20		1.14	1.20	13
9.45	32.44	44,708	1.20		0.69	1.56	123

MAY 1, 2008   17

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, which were series of One Group Mutual Funds, into possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

18   J.P. MORGAN SERIES TRUST II

This Page Intentionally Left Blank.

HOW TO REACH US

FOR MORE INFORMATION

For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolio’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-08212.

©JPMorgan Chase & Co. 200 8 All Rights Reserved. May 200 8 .

PR-IEP-50 8

PROSPECTUS MAY 1, 200 8

J.P. Morgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio*

*	Currently, the Portfolio is offered on a limited basis. Additional and new investments are permitted as described in the section entitled, “Shareholder Information — Purchasing Portfolio Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Mid Cap Value Portfolio	1
The Portfolio’s Management and Administration	6
Shareholder Information	7
Pricing Portfolio Shares	7
Purchasing Portfolio Shares	7
Redeeming Portfolio Shares	8
Abusive Trading	8
Voting and Shareholder Meetings	9
Distributions and Taxes	9
Availability of Proxy Voting Record	10
Portfolio Holdings Disclosure	10
Risk and Reward Elements for the Portfolio	11
Financial Highlights	1 8
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	20
How To Reach Us	B ack cover

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective (also known as the Portfolio’s goal) and policies of the Portfolio may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund.

JPMorgan Mid Cap Value Portfolio

Currently, the Portfolio is offered on a limited basis. Please see “Shareholder Information — Purchasing Portfolio Shares” for more information.

What is the goal of the Portfolio?

The Portfolio seeks growth from capital appreciation.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Portfolio’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval. The Portfolio will give 60 days’ written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Investment Process

In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM), employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and that have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers attractively valued.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

MAY 1, 2008   1

JPMorgan Mid Cap Value Portfolio (continued)

The Portfolio’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio. The Portfolio is subject to management risk because it is an actively managed fund. The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or , in particular, the types of securities in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.   Value investing attempts to identify companies that , according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Portfolio’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Portfolio may be more volatile than if the Portfolio had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Portfolio’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Portfolio’s main risks, as well as Portfolio strategies, please see pages 11–16.

2   J.P. MORGAN SERIES TRUST II

The Portfolio’s Past Performance

This section shows the Portfolio’s performance record with respect to the Portfolio’s shares. The bar chart shows how the performance of the Portfolio’s shares has varied from year-to-year over the past six calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and life of the Portfolio. It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information for the Portfolio should not be compared with other funds that offer their shares directly to the public because the figures provided do not reflect charges imposed by variable insurance contracts or Eligible Plans . Performance for the variable insurance contracts or Eligible Plans will reflect the deduction of any applicable charges and will therefore be lower than that of the Portfolio. Variable insurance contract holders should consult the applicable prospectus for their contract.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	14.04%	Worst Quarter	3rd quarter, 2002	–8.41%

1	The Portfolio’s fiscal year end is 12/31.

MAY 1, 2008   3

JPMorgan Mid Cap Value Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 1

	Past 1 Year	Past 5 Years	Life of Portfolio
JPMORGAN MID CAP VALUE PORTFOLIO	2.45	15. 46	1 4.25

RUSSELL MIDCAP® VALUE INDEX2 , ˆ	(1.42)	17.92	14.32

LIPPER VARIABLE UNDERLYING FUNDS MID-CAP VALUE FUNDS INDEX3 , ˆ	(9.00)	15.07	10.44

1	The Portfolio commenced operations on 9/28/01. Performance for the indexes is as of 9/30/01.
2	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
3	The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.
ˆ	Investors cannot invest directly in an index.

Investor Expenses for Portfolio Shares

The expenses of Portfolio shares (including acquired fund fees and expenses) are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Portfolio assets)

Management Fees	0.70
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0.55

Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	1.26

1	“Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.
2	“Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/0 7 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.
3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
4	JPMorgan Funds Management , Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding A cquired F und F ees and E xpenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the average daily net assets through 4/30/0 9 . In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Portfolio would have been 1.25% of the average daily net assets .

4   J.P. MORGAN SERIES TRUST II

Example

The example below is intended to help you compare the cost of investing in Portfolio shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,
•	5% return each year, and
•	total annual operating expenses.

This example is for comparison only; the actual returns of Portfolio shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
128	400	692	1,523

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

MAY 1, 2008   5

The Portfolio’s Management and Administration

The Portfolio is a series of J.P. Morgan Series Trust II, a Delaware statutory trust (Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Portfolio.

The Portfolio’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 12/31/0 7 , JPMIM received the following fees for advisory services:

ADVISORY SERVICES

0.70% of the Portfolio’s average daily net assets

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Portfolio is available in the annual report for the most recent fiscal year ended December 31.

The Portfolio Managers

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Portfolio. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Ms. Fu has worked as a portfolio manager since 2006 and as a research analyst since 2004. Prior to joining the Mid Cap Value Team, she was a sell-side analyst at JPMorgan Securities, Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The Portfolio’s Administrator

JPMorgan Funds Management, Inc. (JPMFM) provides administrative, shareholder and certain financial services and oversees the Portfolio’s other service providers.

During the most recent fiscal year ended 12/31/0 7 , JPMFM received the following fees for administrative and shareholder services:

ADMINISTRATIVE SERVICES

0.55 % of the Portfolio’s average daily net assets*

*	Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, the administrator will reimburse the Portfolio for the excess.

JPMFM or one of its affiliates may enter into services agreements with insurance companies offering the variable insurance contracts under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and the administrator.

6   J.P. MORGAN SERIES TRUST II

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)) (Closing Time), on each day the Portfolio is open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. To the extent the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of the Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South American and Caribbean equity securities, held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolio. This includes any day that the Portfolio is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolio are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. Purchasers of variable insurance contracts will not own shares of the Portfolio . Rather, shares will be owned by the insurance company and held through their separate accounts for the benefit of purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants.

The Portfolio will only accept new purchases as described below:

•	The Portfolio will accept new purchases from variable insurance contracts and Eligible Plans that offered the Portfolio as a funding vehicle prior to May 1, 2006.
•	Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new variable annuity contracts, variable life insurance policies or eligible plans to offer the Portfolio on or after May 1, 2006; however, any contract owners in existing variable insurance contracts and any participants in existing Eligible Plans will be permitted through the insurance company separate account or Eligible Plan, as applicable, to continue to purchase new shares on and after May 1, 2006.

The Portfolio reserves the right to change this policy at any time. For more information about buying Portfolio shares, see the Statement of Additional Information.

All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. Purchases are processed on any day on which the Portfolio is open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

MAY 1, 2008   7

Shareholder Information (continued)

Share ownership is electronically recorded; therefore, no certificate will be issued.

The interests of different separate accounts are not always the same, and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires the Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the account holder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

REDEEMING PORTFOLIO SHARES

Portfolio shares may be sold at any time by the separate accounts of the insurance companies issuing the variable insurance contracts or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemptions are processed on any day on which the Portfolio is open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Variable insurance contract owners should consult the applicable variable insurance contract prospectus and Eligible Plan participants should consult the Plan’s administrator or trustee for more information about redeeming Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Eligible Plan’s financial intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that financial intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply

8   J.P. MORGAN SERIES TRUST II

these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND SHAREHOLDER MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued a variable insurance contract will solicit voting instructions from the purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent an insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. The Portfolio votes separately on matters relating solely to the Portfolio or which affect the Portfolio differently from others in the Trust. However, all Trust shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove trustees, change the Portfolio’s fundamental investment objective, or approve an investment advisory contract.

DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts of insurance companies or Eligible Plans. The Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Portfolio unless an election is made on behalf of a separate account or Eligible Plan to receive some or all of the distribution in cash.

The discussions below are based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts and Eligible Plans. If this is not the case, the person(s) determined to own the shares will be currently taxed on Portfolio distributions and redemption proceeds.

Tax Consequences to Variable Insurance Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the portfolios in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

In addition, if owners of variable insurance contracts have an impermissible level of control over the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts,

MAY 1, 2008   9

Shareholder Information (continued)

contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor’s tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information.

10   J.P. MORGAN SERIES TRUST II

Risk and Reward Elements for the Portfolio

This table identifies the main elements that may make up the Portfolio’s overall risk and reward characteristics. It also outlines the Portfolio’s policies toward various investments, including those that are designed to help the Portfolio manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• The Portfolio’s share price and performance will fluctuate in response to stock and/or bond market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause the Portfolio to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Portfolio from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• Under normal circumstances the Portfolio plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Portfolio’s main investment strategies?” section , equity investments may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3], and investment company securities
• The Portfolio seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, the Portfolio has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• The Portfolio could underperform its benchmark due to its securities and asset allocation choices	• The Portfolio could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.
2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.
3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MAY 1, 2008   11

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]
• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Portfolio) would be reduced by any corporate taxes payable by the REIT

• The Portfolio can gain exposure to an additional asset class in order to further diversify its assets
• The Portfolio may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Portfolio’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Foreign investments
• The Portfolio could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

• The Portfolio anticipates that total foreign investments will not exceed 20% of its total assets
• The Portfolio actively manages the currency exposure of its foreign investments relative to its benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

12   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
• If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, the Portfolio’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities Exchange Commission (SEC) permit the Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Portfolio may invest in both affiliated and unaffiliated money market funds without limit subject to the Portfolio’s investment policies and restrictions and the conditions of the rule

MAY 1, 2008   13

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Portfolio that would not have otherwise occurred
• The Portfolio may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Portfolio’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Portfolio which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Portfolio’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Portfolio, accelerate recognition of income to the Portfolio, affect the holding period of the Portfolio’s assets and defer recognition of certain of the Portfolio’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Portfolio could make money and protect against losses if the investment analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Portfolio uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Portfolio’s exposure relative to its benchmark ; the Portfolio may also use derivatives in an effort to increase income or gain
• The Portfolio only establishes hedges that they expect will be highly correlated with underlying positions
• While the Portfolio may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Portfolio segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Portfolio is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Portfolio has claimed an exclusion from that definition.
1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

14   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)
• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by the Portfolio and affect the holding period of the Portfolio’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• The Portfolio will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Portfolio anticipates that its total investments in MLPs will not exceed 10% of total assets

U.S. government and agency securities
• The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

• Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

• The Portfolio seeks to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Illiquid holdings
• The Portfolio could have difficulty valuing these holdings • The Portfolio could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• The Portfolio may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Portfolio may hold high-quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

MAY 1, 2008   15

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short-term trading
• Increased trading could raise the Portfolio’s brokerage and related costs
• Increased short-term capital gains distributions could raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Portfolio’s returns
	• The Portfolio could realize gains in a short period of time • The Portfolio could protect against losses if a stock is overvalued and its value later falls	• The Portfolio generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When the Portfolio buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Portfolio can take advantage of attractive transaction opportunities	• The Portfolio segregates or earmarks liquid assets to offset leverage risks

16   J.P. MORGAN SERIES TRUST II

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MAY 1, 2008   17

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past one through five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report, which is available upon request.

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2007	$31.56	$0.28		$0.56	$0.84	$(0.29)	$(1.44)	$(1.73)
Year Ended December 31, 2006	27.84	0.30		4.31	4.61	(0.18)	(0.71)	(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(b)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(b)	4.85	4.94	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Calculated based upon average shares outstanding.

18   J.P. MORGAN SERIES TRUST II

Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$ 30.67	2.45%	$312,274	1.00%	0.92%	1.25%	48%
31.56	16.84	298,608	1.00	0.99	1.25	45
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45

MAY 1, 2008   19

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, which were series of One Group Mutual Funds, into possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

20   J.P. MORGAN SERIES TRUST II

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HOW TO REACH US

FOR MORE INFORMATION

For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolio’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-08212.

©JPMorgan Chase & Co. 200 8 All Rights Reserved. May 200 8 .

PR-MCVP-50 8

PROSPECTUS MAY 1, 200 8

J. P. Mo rg a n

Series

Trust II

JPMorgan Small Company Portfolio*

*	Currently, the Portfolio is offered on a limited basis. Additional and new investments are permitted as described in the section entitled, “Shareholder Information — Purchasing Portfolio Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Small Company Portfolio	1
The Portfolio’s Management and Administration	6
Shareholder Information	7
Pricing Portfolio Shares	7
Purchasing Portfolio Shares	7
Redeeming Portfolio Shares	8
Abusive Trading	8
Voting and Shareholder Meetings	9
Distributions and Taxes	9
Availability of Proxy Voting Record	10
Portfolio Holdings Disclosure	10
Risk and Reward Elements for the Portfolio	11
Financial Highlights	18
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	20
How to Reach Us	B ack cover

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective (also known as the Portfolio’s goal) and policies of the Portfolio may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund.

JPMorgan Small Company Portfolio

Currently, the Portfolio is offered on a limited basis. Please see “Shareholder Information — Purchasing Portfolio Shares” for more information.

What is the goal of the Portfolio?

The Portfolio seeks to provide high total return from a portfolio of small company stocks.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. These small-cap securities will be primarily securities of companies located in the U.S. S mall-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000® Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Portfolio focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Portfolio may also continue to hold them if it believes further substantial growth is possible.

The Portfolio pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index.

The Portfolio’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval. The Portfolio will give 60 days’ written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

•	There is no assurance that the Portfolio will meet its investment objective.

•	The Portfolio does not represent a complete investment program.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Investment Process

In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM), the Portfolio’s adviser, leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Portfolio.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

MAY 1, 2008   1

JPMorgan Small Company Portfolio (continued)

The Portfolio’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio. The Portfolio is subject to management risk because it is an actively managed fund. The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or , in particular, the types of securities in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Portfolio may be more volatile than if the Portfolio had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio.

Temporary Defensive Position Risk.   To respond to unusual circumstances, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Portfolio’s main risks, as well as Portfolio strategies, please see pages 11–16.

2   J.P. MORGAN SERIES TRUST II

The Portfolio’s Past Performance

This section shows the Portfolio’s performance record with respect to the Portfolio’s shares. The bar chart shows how the performance of the Portfolio’s shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Variable Underlying Funds Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information for the Portfolio should not be compared with other funds that offer their shares directly to the public because the figures provided do not reflect charges imposed by variable insurance contracts or Eligible Plans . Performance for the variable insurance contracts or Eligible Plans will reflect the deduction of any applicable charges and will therefore be lower than that of the Portfolio. Variable insurance contract holders should consult the applicable prospectus for their contract.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1999	34.41%	Worst Quarter	3rd quarter, 1998	–21.67%

1	The Portfolio’s fiscal year end is 12/31.

MAY 1, 2008   3

JPMorgan Small Company Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
JPMORGAN SMALL COMPANY PORTFOLIO	( 5. 67)	1 4 . 1 7	5 . 40

RUSSELL 2000® INDEX1,ˆ	( 1 . 5 7)	16.25	7.08

LIPPER VARIABLE UNDERLYING FUNDS SMALL-CAP CORE FUNDS INDEX2,ˆ	(10.53)	13.05	6.04

1	The Russell 2000® Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

2	The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Portfolio Shares

The expenses of Portfolio shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Portfolio assets)

Management Fees	0.60
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0.55
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3]	1.16
Fee Waiver and Expense Reimbursements[4]	(0.07)
Net Expenses	1.09

1	“Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/0 7 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

4	JPMorgan Funds Management , Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1. 08 % of the average daily net assets through 4/30/0 9 . In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Portfolio would have been 1.15% , and Net Expenses would have been 1.08%, of the average daily net assets .

4   J.P. MORGAN SERIES TRUST II

Example

The example below is intended to help you compare the cost of investing in Portfolio shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 4/30/09 and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Portfolio shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
111	362	633	1,403

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

MAY 1, 2008   5

The Portfolio’s Management and Administration

The Portfolio is a series of J.P. Morgan Series Trust II, a Delaware statutory trust (Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Portfolio.

The Portfolio’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 12/31/0 7 , JPMIM received the following fees for advisory services:

ADVISORY SERVICES

0.60% of the Portfolio’s average daily net assets

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Portfolio is available in the annual report for the most recent fiscal year ended December 31.

The Portfolio Managers

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Portfolio. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team, is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The Portfolio’s Administrator

JPMorgan Funds Management, Inc. (JPMFM) provides administrative, shareholder and certain financial services and oversees the Portfolio’s other service providers.

During the most recent fiscal year ended 12/31/0 7 , JPMFM received the following fees for administrative and shareholder services:

ADMINISTRATIVE SERVICES

0.55% of the Portfolio’s average daily net assets*

*	Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, the administrator will reimburse the Portfolio for the excess.

JPMFM or one of its affiliates may enter into services agreements with insurance companies offering the variable insurance contracts under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. ( the Distributor ) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and the administrator.

6   J.P. MORGAN SERIES TRUST II

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)) (Closing Time), on each day the Portfolio is open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. To the extent the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of the Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South American and Caribbean equity securities, held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolio. This includes any day that the Portfolio is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolio are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. Purchasers of variable insurance contracts will not own shares of the Portfolio . Rather, shares will be owned by the insurance companies and held through their separate accounts for the benefit of purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants.

The Portfolio will only accept new purchases as described below:

•	The Portfolio will accept new purchases from variable insurance contracts and Eligible Plans that offered the portfolio as a funding vehicle prior to May 1, 2006.

•	Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new variable annuity contracts, variable life insurance policies or Eligible Plans to offer the Portfolio on or after May 1, 2006; however, any contract owners in existing variable insurance contracts and any participants in existing Eligible Plans will be permitted through the insurance company separate account or Eligible Plan, as applicable, to continue to purchase new shares on and after May 1, 2006.

The Portfolio reserves the right to change this policy at any time. For more information about buying Portfolio shares, see the Statement of Additional Information.

All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. Purchases are processed on any day on which the Portfolio is open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

MAY 1, 2008   7

Shareholder Information (continued)

Share ownership is electronically recorded; therefore, no certificate will be issued.

The interests of different separate accounts are not always the same, and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires the Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the account-holder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

REDEEMING PORTFOLIO SHARES

Portfolio shares may be sold at any time by the separate accounts of the insurance companies issuing the variable insurance contracts or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemptions are processed on any day on which the Portfolio is open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Variable insurance contract owners should consult the applicable variable insurance contract prospectus and Eligible Plan participants should consult the Plan’s administrator or trustee for more information about redeeming Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Eligible Plan’s financial intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that financial intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to

8   J.P. MORGAN SERIES TRUST II

locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND SHAREHOLDER MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued a variable insurance contract will solicit voting instructions from the purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent an insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. The Portfolio votes separately on matters relating solely to the Portfolio or which affect the Portfolio differently from others in the Trust. However, all Trust shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove trustees, change the Portfolio’s fundamental investment objective, or approve an investment advisory contract.

DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts of the insurance companies or Eligible Plans. The Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Portfolio unless an election is made on behalf of a separate account or Eligible Plan to receive some or all of the distribution in cash.

The discussions below are based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts and Eligible Plans. If this is not the case, the person(s) determined to own the shares will be currently taxed on Portfolio distributions and redemption proceeds.

Tax Consequences to Variable Insurance Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the portfolios in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

In addition, if owners of variable insurance contracts have an impermissible level of control over the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts,

MAY 1, 2008   9

Shareholder Information (continued)

contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor’s tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information.

10   J.P. MORGAN SERIES TRUST II

Risk and Reward Elements for the Portfolio

This table identifies the main elements that may make up the Portfolio’s overall risk and reward characteristics. It also outlines the Portfolio’s policies toward various investments, including those that are designed to help the Portfolio manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  The Portfolio’s share price and performance will fluctuate in response to stock and/or bond market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause the Portfolio to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Portfolio from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances the Portfolio plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Portfolio’s main investment strategies?” section , equity investments may include common stocks, convertible securities,[1] preferred stocks,[2] depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights,[3] and investment company securities
• The Portfolio seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, the Portfolio has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• The Portfolio could underperform its benchmark due to its securities and asset allocation choices	• The Portfolio could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MAY 1, 2008   11

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Portfolio) would be reduced by any corporate taxes payable by the REIT

•  The Portfolio can gain exposure to an additional asset class in order to further diversify its assets
• The Portfolio may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  The Portfolio’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Foreign investments
•  The Portfolio could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Portfolio anticipates that total foreign investments will not exceed 20% of its total assets
• The Portfolio actively manages the currency exposure of its foreign investments relative to its benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

12   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies

•  If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, the Portfolio’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities Exchange Commission (SEC) permit the Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Portfolio may invest in both affiliated and unaffiliated money market funds without limit subject to the Portfolio’s investment policies and restrictions and the conditions of the rule

MAY 1, 2008   13

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Portfolio that would not have otherwise occurred
• The Portfolio may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Portfolio’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Portfolio which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Portfolio’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Portfolio, accelerate recognition of income to the Portfolio, affect the holding period of the Portfolio’s assets and defer recognition of certain of the Portfolio’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Portfolio could make money and protect against losses if the investment analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Portfolio uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Portfolio’s exposure relative to its benchmark ; the Portfolio may also use derivatives in an effort to increase income or gain
• The Portfolio only establishes hedges that they expect will be highly correlated with underlying positions
• While the Portfolio may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Portfolio segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Portfolio is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Portfolio has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

14   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by the Portfolio and affect the holding period of the Portfolio’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  The Portfolio will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Portfolio anticipates that its total investments in MLPs will not exceed 10% of total assets

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Portfolio seeks to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Illiquid holdings
• The Portfolio could have difficulty valuing these holdings • The Portfolio could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  The Portfolio may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Portfolio may hold high-quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

MAY 1, 2008   15

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short-term trading
•  Increased trading could raise the Portfolio’s brokerage and related costs
• Increased short-term capital gains distributions could raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Portfolio’s returns
	• The Portfolio could realize gains in a short period of time • The Portfolio could protect against losses if a stock is overvalued and its value later falls	• The Portfolio generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When the Portfolio buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Portfolio can take advantage of attractive transaction opportunities	• The Portfolio segregates or earmarks liquid assets to offset leverage risks

16   J.P. MORGAN SERIES TRUST II

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MAY 1, 2008   17

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past one through five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report, which is available upon request.

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Company Portfolio
Year Ended December 31, 2007	$17.82	$0.02	$(0.95)	$(0.93)	$—	(b)	$(0.83)	$(0.83)
Year Ended December 31, 2006	15.92	— (b)	2.39	2.39	—		(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—		(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—		—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—		—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Amount rounds to less than $0.01.

18   J.P. MORGAN SERIES TRUST II

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$16.06	(5.67)%	$82,402	1.15%	0.14%	1.15%	44%
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60

MAY 1, 2008   19

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, which were series of One Group Mutual Funds, into possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

20   J.P. MORGAN SERIES TRUST II

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HOW TO REACH US

FOR MORE INFORMATION

For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolio’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-08212.

©JPMorgan Chase & Co. 200 8     All rights reserved. May 200 8 .

PR-SCP-50 8

PROSPECTUS MAY 1, 200 8

J.P. Morgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan U.S. Large Cap Core Equity Portfolio	1
The Portfolio’s Management and Administration	6
Shareholder Information	7
Pricing Portfolio Shares	7
Purchasing Portfolio Shares	7
Redeeming Portfolio Shares	8
Abusive Trading	8
Voting and Shareholder Meetings	8
Distributions and Taxes	9
Availability of Proxy Voting Record	9
Portfolio Holdings Disclosure	10
Risk and Reward Elements for the Portfolio	11
Financial Highlights	16
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	1 8
How t o Reach Us	B ack cover

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective (also known as the Portfolio’s goal) and policies of the Portfolio may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund.

JPMorgan U.S. Large Cap Core Equity Portfolio

What is the goal of the Portfolio?

The Portfolio seeks to provide high total return from a portfolio of selected equity securities.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $4 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Portfolio’s weightings are similar to those of the S&P 500 Index. The Portfolio can moderately underweight or overweight sector s when it believes it will benefit performance. The Portfolio invests primarily in common stocks.

Within each sector, the Portfolio employs an active management style, overweighting stocks that its adviser ranks as undervalued while underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described under “Investment Process”). This disciplined investment process results in a Portfolio of between 60–80 securities.

By holding between 60–80 securities with an emphasis on those that appear undervalued, and generally aligning its sector weightings with those of its benchmark, the Portfolio seeks returns that exceed those of the S&P 500 over the long term with a controlled level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio’s assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval. The Portfolio will give 60 days’ written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Investment Process

In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at a company’s prospects over a relatively long period — often as much as five years — rather than focusing on near term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser’s findings.

On behalf of the Portfolio, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price
•	high potential reward compared to potential risk
•	temporary mispricings caused by market overreactions

MAY 1, 2008   1

JPMorgan U.S. Large Cap Core Equity Portfolio (continued)

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

The Portfolio’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. This section describes some of the specific risks of investing in the Portfolio. The Portfolio is subject to management risk because it is an actively managed fund. The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or , in particular, the types of securities in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Derivatives Risk.   The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Portfolio may be more volatile than if the Portfolio had not been leveraged because the leverage tends to exaggerate any effec t of the increase or decrease in the value of the Portfolio’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Temporary Defensive Positions Risk.   To respond to unusual circumstances, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Portfolio from meeting its investment objective

Risk/Return Summary

For a more detailed discussion of the Portfolio’s main risks, as well as Portfolio strategies, please see pages 11–14.

2   J.P. MORGAN SERIES TRUST II

The Portfolio’s Past Performance

This section shows the Portfolio’s performance record with respect to the Portfolio’s shares. The bar chart shows how the performance of the Portfolio’s shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Variable Underlying Funds Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information for the Portfolio should not be compared with other funds that offer their shares directly to the public because the figures provided do not reflect charges imposed by variable insurance contracts or Eligible Plans . Performance for the variable insurance contracts or Eligible Plans will reflect the deduction of any applicable charges and will therefore be lower than that of the Portfolio. Variable insurance contract holders should consult the applicable prospectus for their contract.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	20.73%	Worst Quarter	3rd quarter, 2002	–17.80%

1	The Portfolio’s fiscal year end is 12/31.

MAY 1, 2008   3

JPMorgan U.S. Large Cap Core Equity Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
JPMORGAN U.S. LARGE-CAP CORE EQUITY PORTFOLIO	1 . 66	11 . 00	3 . 83

S&P 500 INDEX1,ˆ	5. 49	12.83	5.91

LIPPER VARIABLE UNDERLYING FUNDS LARGE-CAP CORE FUNDS INDEX2,ˆ	(2.16)	11.36	2.77

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
2	The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.
ˆ	Investors cannot invest directly in an index.

Investor Expenses for Portfolio Shares

The expenses of Portfolio shares (including acquired fund fees and expenses) are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Portfolio assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0.50
Total Annual Operating Expenses[2]	0.85

1	“Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.
2	JPMorgan Funds Management , Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding a cquired f und f ees and e xpenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 0.85% of the average daily net assets through 4/30/0 9 . In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

4   J.P. MORGAN SERIES TRUST II

Example

The example below is intended to help you compare the cost of investing in Portfolio shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,
•	5% return each year, and
•	total annual operating expenses.

This example is for comparison only; the actual returns of Portfolio shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
87	271	471	1,049

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

MAY 1, 2008   5

The Portfolio’s Management and Administration

The Portfolio is a series of J.P. Morgan Series Trust II, a Delaware statutory trust (Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Portfolio.

The Portfolio’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 12/31/0 7 , JPMIM received the following fees for advisory services:

ADVISORY SERVICES

0.35% of the Portfolio’s average daily net assets

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Portfolio is available in the annual report for the most recent fiscal year ended December 31.

The Portfolio Manager

The portfolio management team is led by Susan Bao, Vice President of JPMIM and a CFA charterholder. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The Portfolio’s Administrator

JPMorgan Funds Management, Inc. (JPMFM) provides administrative, shareholder and certain financial services and oversees the Portfolio’s other service providers.

During the most recent fiscal year ended 12/31/0 7 , JPMFM received the following fees for administrative and shareholder services:

ADMINISTRATIVE SERVICES

0.50% of the Portfolio’s average daily net assets*

*	Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, the administrator will reimburse the Portfolio for the excess.

JPMFM or one of its affiliates may enter into services agreements with insurance companies offering the variable insurance contracts under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and the administrator.

6   J.P. MORGAN SERIES TRUST II

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for the Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)) (Closing Time), on each day the Portfolio is open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. To the extent the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of the Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South American and Caribbean equity securities, held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolio. This includes any day that the Portfolio is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolio are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. Purchasers of variable insurance contracts will not own shares of the Portfolio . Rather, shares will be owned by the insurance companies and held through their separate accounts for the benefit of purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants. All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. Purchases are processed on any day on which the Portfolio is open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The interests of different separate accounts are not always the same, and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires the Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the account holder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established,

MAY 1, 2008   7

Shareholder Information (continued)

the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

REDEEMING PORTFOLIO SHARES

Portfolio shares may be sold at any time by the separate accounts of the insurance companies issuing the variable insurance contracts or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemptions are processed on any day on which the Portfolio is open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s Closing Time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Variable insurance contract owners should consult the applicable variable insurance contract prospectus and Eligible Plan participants should consult the Plan’s administrator or trustee for more information about redeeming Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Eligible Plan’s financial intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that financial intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

VOTING AND SHAREHOLDER MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued a variable insurance contract will solicit voting instructions from the purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent an insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. The Portfolio votes separately on matters relating solely to the Portfolio or which affect the Portfolio differently

8   J.P. MORGAN SERIES TRUST II

from others in the Trust. However, all Trust shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove trustees, change the Portfolio’s fundamental investment objective, or approve an investment advisory contract.

DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts of insurance companies or Eligible Plans. The Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Portfolio unless an election is made on behalf of a separate account or Eligible Plan to receive some or all of the distribution in cash.

The discussions below are based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts and Eligible Plans. If this is not the case, the person(s) determined to own the shares will be currently taxed on Portfolio distributions and redemption proceeds.

Tax Consequences to Variable Insurance
Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the portfolios in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

In addition, if owners of variable insurance contracts have an impermissible level of control over the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor’s tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state

MAY 1, 2008   9

Shareholder Information (continued)

how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information.

10   J.P. MORGAN SERIES TRUST II

Risk and Reward Elements for the Portfolio

This table identifies the main elements that may make up the Portfolio’s overall risk and reward characteristics. It also outlines the Portfolio’s policies toward various investments, including those that are designed to help the Portfolio manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• The Portfolio’s share price and performance will fluctuate in response to stock and/or bond market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause the Portfolio to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Portfolio from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• Under normal circumstances the Portfolio plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Portfolio’s main investment strategies?” section, equity investments may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3], and investment company securities
• The Portfolio seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, the Portfolio has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• The Portfolio could underperform its benchmark due to its securities and asset allocation choices	• The Portfolio could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.
2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.
3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MAY 1, 2008   11

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
• The Portfolio could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

• The Portfolio anticipates that total foreign investments will not exceed 20% of its total assets
• The Portfolio actively manages the currency exposure of its foreign investments relative to its benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Exchange Traded Funds (ETFs) and other investment companies
• If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, the Portfolio’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities Exchange Commission (SEC) permit the Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Portfolio may invest in both affiliated and unaffiliated money market funds without limit subject to the Portfolio’s investment policies and restrictions and the conditions of the rule

12   J.P. MORGAN SERIES TRUST II

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Portfolio that would not have otherwise occurred
• The Portfolio may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Portfolio’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Portfolio which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Portfolio’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Portfolio, accelerate recognition of income to the Portfolio, affect the holding period of the Portfolio’s assets and defer recognition of certain of the Portfolio’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Portfolio could make money and protect against losses if the investment analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Portfolio uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Portfolio’s exposure relative to its benchmark ; the Portfolio may also use derivatives in an effort to increase income or gain
• The Portfolio only establishes hedges that they expect will be highly correlated with underlying positions
• While the Portfolio may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Portfolio segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Portfolio is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Portfolio has claimed an exclusion from that definition.
1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MAY 1, 2008   13

Risk and Reward Elements for the Portfolio (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by the Portfolio and affect the holding period of the Portfolio’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• The Portfolio will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Portfolio anticipates that its total investments in MLPs will not exceed 10% of total assets

Illiquid holdings

• The Portfolio could have difficulty valuing these holdings • The Portfolio could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• The Portfolio may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Portfolio may hold high-quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

• Increased trading could raise the Portfolio’s brokerage and related costs
• Increased short-term capital gains distributions could raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Portfolio’s returns
	• The Portfolio could realize gains in a short period of time • The Portfolio could protect against losses if a stock is overvalued and its value later falls	• The Portfolio generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When the Portfolio buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Portfolio can take advantage of attractive transaction opportunities	• The Portfolio segregates or earmarks liquid assets to offset leverage risks

14   J.P. MORGAN SERIES TRUST II

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MAY 1, 2008   15

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past one through five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report, which is available upon request.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Large Cap Core Equity Portfolio
Year Ended December 31, 2007	$15.71	$0.16	(b)	$0.09	$0.25	$(0.17)
Year Ended December 31, 2006	13.60	0.17		2.08	2.25	(0.14)
Year Ended December 31, 2005	13.59	0.15		0.03	0.18	(0.17)
Year Ended December 31, 2004	12.51	0.16		1.02	1.18	(0.10)
Year Ended December 31, 2003	9.84	0.10		2.65	2.75	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Calculated based upon average shares outstanding.

16   J.P. MORGAN SERIES TRUST II

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 15.79	1.60%	$46,296	0.85%	1.01%	0.85%	39%
15.71	16.65	52,572	0.85	1.09	0.85	29
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86

MAY 1, 2008   17

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, which were series of One Group Mutual Funds, into possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

18   J.P. MORGAN SERIES TRUST II

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HOW TO REACH US

FOR MORE INFORMATION

For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolio’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-08212.

©JPMorgan Chase & Co. 200 8     All rights reserved. May 200 8 .

PR-USLCCEP-50 8

JPMORGAN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

J.P. MORGAN SERIES TRUST II (“JPMST II”)

JPMorgan Bond Portfolio (“Bond Portfolio”)

JPMorgan International Equity Portfolio (“International Equity Portfolio”)

JPMorgan Mid Cap Value Portfolio (“Mid Cap Value Portfolio”)

JPMorgan Small Company Portfolio (“Small Company Portfolio”)

JPMorgan U.S. Large Cap Core Equity Portfolio (“U.S. Large Cap Core Equity Portfolio”)

(each, a “Portfolio” and collectively, the “Portfolios”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Portfolios dated May 1, 2008 , as supplemented from time to time (“Prospectuses”) . Additionally, this Statement of Additional Information incorporates by reference the audited financial statements , dated December 31, 2007, included in the Shareholder Reports relating to the Portfolios (“Financial Statements”). The Prospectuses and Financial Statements, including the Independent Registered Public Accounting Firm’s Report, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), at 1111 Polaris Parkway, Columbus, OH 43240.

For more information about the Portfolios or the Financial Statements, simply write or call:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-STII- 508

TABLE OF CONTENTS

GENERAL	1
INVESTMENT STRATEGIES AND POLICIES	1
Asset-Backed Securities	7
Auction Rate Securities	8
Bank Obligations	8
Commercial Paper	9
Convertible Securities	9
Custodial Receipts	10
Debt Instruments	10
Demand Features	14
Equity Securities, Warrants and Rights	14
Foreign Investments (including Foreign Currencies)	15
Inverse Floaters and Interest Rate Caps	23
Investment Company Securities and Exchange Traded Funds	24
Loan Assignments and Participations	25
Miscellaneous Investment Strategies and Risks	28
Mortgage-Related Securities	31
Municipal Securities	36
Options and Futures Transactions	40
Real Estate Investment Trusts ("REITs")	46
Repurchase Agreements	47
Short Selling	48
Short-Term Funding Agreements	48
Structured Investments	49
Swaps and Related Swap Products	49
Synthetic Variable Rate Instruments	52
Treasury Receipts	52
Trust Preferred Securities	52
U.S. Government Obligations	53
When-Issued and Delayed Delivery Securities and Forward Commitments	53
RISK MANAGEMENT	54
DIVERSIFICATION AND QUALITY REQUIREMENTS	54
PORTFOLIO TURNOVER	55
INVESTMENT RESTRICTIONS	56
TRUSTEES	58
OFFICERS	61
CODES OF ETHICS	63
PROXY VOTING PROCEDURES AND GUIDELINES	64
PORTFOLIO HOLDINGS DISCLOSURE	66
INVESTMENT ADVISER	67
PORTFOLIO MANAGERS	68
ADMINISTRATIVE SERVICES AGREEMENT	72
DISTRIBUTOR	74
CUSTODIAN	74
TRANSFER AGENT	75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

i

PAYMENT OF EXPENSES	75
PORTFOLIO TRANSACTIONS	76
SHARES OF BENEFICIAL INTEREST	80
OFFERING AND REDEMPTION OF SHARES	80
NET ASSET VALUE	81
DISTRIBUTIONS AND TAX MATTERS	82
DELAWARE BUSINESS TRUST	90
ADDITIONAL INFORMATION	91
FINANCIAL STATEMENTS	93
APPENDIX A - DESCRIPTION OF SECURITY RATINGS	1

ii

GENERAL

This SAI describes the financial history, investment strategies and policies, management and operation of the Bond Portfolio, International Equity Portfolio, Mid Cap Value Portfolio, Small Company Portfolio and U.S. Large Cap Core Equity Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) in order to enable investors to select the Portfolio or Portfolios which best suit their needs. The SAI provides additional information with respect to the Portfolios and should be read in conjunction with the relevant Portfolio’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Portfolios’ executive offices are located at 245 Park Avenue, New York, NY 10167.

The Portfolios are series of J.P. Morgan Series Trust II (the “Trust”), an open-end management investment company organized as a Delaware business trust on October 28, 1993. The Trust was established to provide for the investment of assets of separate accounts of life insurance companies (“Participating Insurance Companies”) and of qualified pension and retirement plans outside of the separate account context (“Eligible Plans” or “Plans”). Separate accounts acquire such assets pursuant to the sale of variable annuity contracts and variable life insurance policies (collectively, the “Policies”).

The Trust is composed of five separate Portfolios which operate as distinct investment vehicles. Each Portfolio is diversified as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The fiscal year end of the Portfolios is December 31.

Effective July 31, 2003, the name of the “J.P. Morgan International Opportunities Portfolio” was changed to “J.P. Morgan International Equity Portfolio” with the approval of the Board of Trustees.

The Board of Trustees is responsible for the management and supervision of each Portfolio. Each Portfolio’s investment adviser is J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”).

Investments in the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Portfolios are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Portfolio is subject to the risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectuses for each of the Portfolios, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Portfolio may employ other investment strategies and may be subject to other risks, which are described below. The Portfolios may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Portfolio is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Because the following is a combined description of investment strategies of all of the Portfolios, certain matters described herein may not apply to particular Portfolios.

The Portfolios invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios.

Portfolio Name	Portfolio Code
JPMorgan Bond Portfolio	1
JPMorgan International Equity Portfolio	2
JPMorgan Mid Cap Value Portfolio	3
JPMorgan Small Company Portfolio	4
JPMorgan U.S. Large Cap Core Equity Portfolio	5

Instrument	Portfolio Code

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

1-4

Asset-Backed Securities:  Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.

1-4
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	2-4

Bank Obligations:   Bankers' acceptances, certificates of deposit and time deposits. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

1-5

Borrowings: A Portfolio may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. A Portfolio must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes.

1-5

Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.

1-4

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Portfolios will sell only covered call and secured put options.

1-5
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	2
Common Stock: Shares of ownership of a company.	2-5

Instrument	Portfolio Code
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2-5
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-5

Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.

1-5

Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

1-4
Custodial Receipts: Certain Portfolios may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	2

Demand Features:  Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Portfolio.

2-4
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets.	1-5

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

1-5

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Portfolio. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”) , forward rate agreements and currency swaps, caps and floors. Certain Portfolios may engage in such transactions in both U.S. and non-U.S. markets.

1-5

Foreign Investments:  Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.

1-5

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Portfolio’s adviser to be of comparable quality.

1-4

Instrument	Portfolio Code

Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

1-4
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	2-5
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	*

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

1-4

Investment Company Securities:  Shares of other investment companies, including funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

1-5
Loan Assignments and Participations : Assignments of, or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries.	1-4
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	2-5
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1-4

Mortgage-Backed Securities:  Debt obligations secured by real estate loans and pools of loans , such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures .

1-4

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

1-4

Municipal Securities:  Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.

1-4
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolios may invest in such options, contracts and products.	1-5
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-4

Instrument	Portfolio Code

Options and Futures Transactions: A Portfolio may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

1-5
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-5

Private Placements, Restricted Securities and Other Unregistered Securities:  Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

1-5
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-5
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-5

Reverse Repurchase Agreements:  The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio.

1-5

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

1-5
Securities Lending: The lending of up to 33 1/3% of a Portfolio’s total assets. In return, the Portfolio will receive cash, other securities, and/or letters of credit as collateral.	*

Short Selling: In short selling transactions, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

1-5
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts ("GICs") and Bank Investment Contracts ("BICs").	1-5
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	1-5

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“ REMIC ”) or CMO structure.

1-4

Instrument	Portfolio Code

Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter.

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Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors.

1-5

Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

2-4
Temporary Defensive Positions: To respond to unusual circumstances a Portfolio may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1-5

Treasury Receipts:  A Portfolio may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

1-5
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	3

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.

1-5

U.S. Government Obligations:  U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

1-5

Variable and Floating Rate Instruments:  Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand or at the expiration of a specified term.

1-5
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-5

Instrument	Portfolio Code

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

1-5

* None of the Portfolios currently engages in this investment practice.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Portfolio may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Portfolio’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming, or are considering redeeming, such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Portfolio’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange Traded Funds” below for more information) , a Portfolio is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Portfolio’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Portfolios may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Portfolio, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates of deposit.

The Portfolios will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Portfolios maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Portfolios may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Portfolio may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Portfolio would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See "Variable and Floating Rate Instruments" below.

Certain Portfolios may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

Certain Portfolios may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

            The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Portfolio to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Portfolio may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

Certain Portfolios may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. Certain Portfolios may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality . Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Portfolio would experience a decrease in income and a decline in the market value of its investments. A Portfolio may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Portfolio that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Portfolios may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Portfolios may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by the Portfolio’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio’s investment policies. In making such determinations, a Portfolio’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of such an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Portfolios’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Portfolios’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Portfolio’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in “Diversification and Quality Requirements” below. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Limitations on the Use of Variable and Floating Rate Notes.   Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Portfolio’s net assets only if such instruments are subject to a demand feature that will permit the Portfolio to demand payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Portfolio’s Adviser to be of comparable quality to instruments in which a Portfolio may invest . A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Portfolio will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Portfolio will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Demand Features

Certain Portfolios may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Portfolio’s option, specified securities at a specified price. A Portfolio will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Portfolio to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company's capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Portfolio may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

            Initial Public Offerings (“IPOs”). The Portfolios may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Portfolios may invest in certain obligations or securities of foreign issuers. For purposes of a Portfolio ’s investment policies and unless described otherwise in a Portfolio’s prospectus , an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Limitations on the Use of Foreign Investments. The International Equity Portfolio makes substantial investments in foreign securities. The U.S. Large Cap Core Equity, Mid Cap Value and Small Company Portfolios do not expect to invest more than 20% of their total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the redomiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. The Small Company Portfolio does not expect more than 10% of its foreign investments to be in securities which are not listed on a national securities exchange or which are not U.S. dollar-denominated. In the case of the Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks.   Foreign investments may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences.   Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by domestic companies.

Currency Risk.   Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Portfolio’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Portfolio. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Portfolio that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Portfolio’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Portfolio’s investment in certain emerging countries and may increase the expenses of the Portfolio. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Portfolio’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio remain uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, could result in the Portfolio deeming those securities to be illiquid, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Portfolios may engage in various strategies to hedge against currency risks. These strategies may consist of use of any of the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Portfolios may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Portfolio enters into such transactions in markets other than in the U.S., the Portfolio may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Portfolio’s investments in foreign securities. In addition, certain Portfolios may engage in such transactions as a substitute for securities in which the Portfolio invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Portfolio.

While a Portfolio’s use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the net asset value of the Portfolio will fluctuate. There can be no assurance that a Portfolio’s hedging transactions will be effective. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Portfolios are authorized to deal in forward foreign exchange between currencies of the different countries in which the Portfolio will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. A Portfolio’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

Transaction Hedging.   When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of their portfolio securities. A Portfolio will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Portfolios reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Portfolio may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Portfolio will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Portfolio's Adviser expects to purchase. In connection with the position hedging, the Portfolio may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Portfolio may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. For hedging purposes or to increase income or gain, a Portfolio may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Foreign Currency Futures Contracts.   Certain Portfolios may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Portfolios may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Portfolio.

At the maturity of a futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Portfolios may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Portfolio is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Portfolio, sold by the Portfolio but not yet delivered, committed or anticipated to be purchased by the Portfolio, or in transaction or cross-hedging strategies. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling the call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Non-Deliverable Forwards. Some of the Portfolios may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies that are thinly-traded, illiquid or otherwise non-convertible (each a “Reference Currency”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Portfolios will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

The Portfolios will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Portfolio, and the cost of such strategies may reduce the Portfolios’ respective returns.

Other Foreign Currency Hedging Strategies.   New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Portfolios may invest in any such options, contracts and products as may be developed to the extent consistent with the Portfolio’s investment objective, and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Hedging Transactions. The following is a summary of certain risks associated with foreign currency hedging transactions:

Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Portfolio’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Portfolios may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Portfolio’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Portfolio.

Judgment of the Adviser. Successful use of hedging instruments by a Portfolio depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Portfolio would be in a worse position than if a hedging strategy had not been pursued. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Portfolio has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Portfolio may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Portfolio may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or expects to purchase or sell. Rather, an Adviser will employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

The Portfolios may invest in inverse floating rate instruments (“Inverse Floaters”). Inverse Floaters’ interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Because changes in the interest rate on the other security or index affect the payment to the holder of the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the investor (in this case, a Portfolio) when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. One method in which the Portfolios may invest in such instruments is by entering into transactions in which a fixed-rate note owned by the Portfolio is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floaters. This type of inverse floater is also sometimes referred to as a “tender option bond.” The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Portfolio to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Portfolio gives the Portfolio the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Portfolio, causing the trust to collapse. The Portfolio accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Portfolio’s portfolio, and the related floating-rate certificates reflected as a liability. The Portfolios’ investments in inverse floaters generally will not be considered borrowing within the meaning of the 1940 Act or for purposes of the Portfolios’ investment restrictions on borrowing.

Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities and Exchange Traded Funds

Investment Company Securities. A Portfolio may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Except as described below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

The 1940 Act’s limits summarized above do not apply to any JPMorgan Fund which is a fund of funds (“Fund of Funds”) or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Effective July 31, 2006, under Rule 12d1-1 under the 1940 Act, any of the Portfolios may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Portfolio’s investment policies and restrictions and the conditions of the rule.

Pursuant to Rule 12d1-2 under the 1940 Act effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund's investment policies and (3) affiliated or unaffiliated money market funds as part of "cash sweep" arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Portfolio investing in affiliated funds under these new rules could not invest in a Portfolio that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them to the extent consistent with the Portfolio’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” for more information), the Portfolio’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Portfolio to limit its investments in any one issue of ETFs to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.

SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Portfolios to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loan Assignments and Participations

Some of the Portfolios may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Portfolios invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Portfolio has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Portfolio will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Portfolio to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Portfolio could receive a portion of the borrower's collateral. If the Portfolio receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Portfolio's portfolio.

In the process of buying, selling and holding Senior Loans, a Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information concerning Unfunded Commitments. Unfunded Commitments are contractual obligations pursuant to which the Portfolio agrees to invest in a Loan at a future date. Typically, a Portfolio receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning synthetic letters of credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Portfolio invests in a synthetic letter of credit, the Portfolio is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Portfolio acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of an Assignment or Participation for purposes of a Portfolio’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Assignments and Participations. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Portfolio may incur additional credit risk when the Portfolio acquires a participation in a Loan from another lender because the Portfolio must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

High Yield Securities Risk. The Loans that a Portfolio invests in may not be rated by a Nationally Recognized Statistical Rating Organizations (“NRSRO”), will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Portfolios limit their investments in illiquid securities to no more than 15% of the Portfolio’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or favorable price could result in losses to a Portfolio.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, a Portfolio is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Portfolio’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Portfolio’s security interest in loan collateral or subordinate the Portfolio’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Portfolio performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in Loan collateral. If the Portfolio’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan has been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Portfolio and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Portfolio and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Portfolio might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Portfolio and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Portfolio.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Portfolio’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Miscellaneous Investment Strategies and Risks

Borrowings. A Portfolio may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Portfolio utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33?% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Portfolio's net asset value), and there can be no assurance that a Portfolio's use of leverage will be successful. Tax considerations may limit a Portfolio’s ability to pursue investments in commodity-linked derivatives.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Portfolios’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Portfolio may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

A Portfolio is subject to a risk that should the Portfolio decide to sell illiquid securities when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

The Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Portfolios believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Portfolio’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Portfolio’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;
•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
•	dealer undertakings to make a market in the security; and
•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;
•

The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Portfolio’s Adviser to be of equivalent quality;

•

The Portfolio’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•

The Portfolio’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Portfolio to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Portfolio’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio’s holdings of illiquid assets to less than 10% of its net assets; and

•

The Portfolio’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Portfolio may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Temporary Defensive Positions. To respond to unusual circumstances a Portfolio may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. To respond to unusual market conditions, certain of the Portfolios may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives. The percentage of a Portfolio’s total assets that a Portfolio may invest in cash or cash equivalents is described in the applicable Portfolio’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of seven days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Portfolio’s Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Portfolio or the Portfolio’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (CMOS and REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae");
•	government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); and
•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities.   Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities.   Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities.   Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Portfolios do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates.   Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates.   Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates.   Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolio may invest will not include residual interest.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Portfolio’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Mortgage Dollar Rolls. When a Portfolio enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Portfolio enters into mortgage dollar rolls, the Portfolio will earmark and reserve until the settlement date Portfolio assets, in cash or liquid securities, in an amount equal to the forward purchase price. A Portfolio benefits to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or
•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Portfolio will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Portfolio's Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity.   SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

Interest Only SMBS.   Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS.   POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics.   Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Portfolio's Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. Certain Portfolios may invest in adjustable mortgage rate loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively

Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio’s portfolio and therefore in the net asset value of the Portfolio’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk.   There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Portfolio. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolio will receive when these amounts are reinvested.

Market Value.   The market value of the Portfolio’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments.   Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics.   The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;
2.	highways;
3.	roads;

4.	schools;
5.	waterworks and sewer systems; and
6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations;
2.	obtaining funds for general operating expenses; and
3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;
2.	qualified residential rental projects;
3.	certain local electric, gas and other heating or cooling facilities;
4.	qualified hazardous waste facilities;
5.	high-speed intercity rail facilities;
6.	governmentally-owned airports, docks and wharves and mass transportation facilities;
7.	qualified mortgages;
8.	student loan and redevelopment bonds; and
9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;
2.	sports facilities;
3.	industrial parks;
4.	convention or trade show facilities;
5.	airport, mass transit, port or parking facilities;
6.	air or water pollution control facilities;
7.	sewage or solid waste disposal facilities; and
8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Portfolios may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;
2.	Tax Anticipation Notes;
3.	Bond Anticipation Notes;
4.	Revenue Anticipation Notes;
5.	Project Notes; and
6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;
2.	coupon rate;
3.	the financial condition of the issuer;
4.	general conditions of the municipal bond market;
5.	the size of a particular offering;
6.	the maturity of the obligations; and
7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Portfolios invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

Tax Risk.    The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on this case in the fall of 2007 and will issue a decision sometime soon.

Housing Authority Tax Risk.   The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;
•	the value of the bonds may be reduced;
•	you and other Shareholders may be subject to unanticipated tax liabilities;
•	a Portfolio may be required to sell the bonds at the reduced value;
•	it may be an event of default under the applicable mortgage;
•	the holder may be permitted to accelerate payment of the bond; and
•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk.   Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the SEC.

State and Federal Laws.   An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

Litigation and Current Developments.   Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Securities in the same manner.

New Legislation.   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the investment portfolios of the Portfolios.

Limitations on the Use of Municipal Securities. Certain Portfolios may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Portfolios may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Portfolios may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Portfolio in connection with the arrangement.

Each Portfolio will limit its investments in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions

A Portfolio may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

            Subject to its investment objective and policies, a Portfolio may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Portfolio’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio’s overall strategy in a manner deemed appropriate by the Portfolio’s Adviser and consistent with the Portfolio’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio’s return. While the use of these instruments by a Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Portfolio’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Portfolio’s return. Certain strategies limit a Portfolio’s possibilities to realize gains, as well as its exposure to losses. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Portfolio’s turnover rate.

The Portfolios have filed a 4.5 notice under the Commodity Exchange Act and are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Limitations on the Use of Options and Futures. The Bond Portfolio may purchase and sell (a) exchange traded and OTC put and call options on fixed income securities and indexes of fixed income securities, (b) futures contracts on fixed income securities and indexes of fixed income securities and (c) put and call options on futures contracts on fixed income securities and indexes of fixed income securities.

The U.S. Large Cap Core Equity, Mid Cap Value, Small Company and International Equity Portfolios may purchase and sell (a) exchange-traded and OTC put and call options on equity securities and indexes of equity securities, (b) futures contracts on indexes of equity securities, and (c) put and call options on futures contracts on indexes of equity securities.

None of the Portfolios may use futures contracts and options for speculation.

Purchasing Put and Call Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Portfolio exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Portfolio has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Portfolio will realize as profit the premium it received.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Portfolio to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Certain Portfolios will usually sell covered options. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is covered if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Portfolio writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Portfolio writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Portfolio could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Portfolio received when it wrote the option. While the Portfolio’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Portfolio risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, a Portfolio purchases and sells a call or a put. A Portfolio will sell a straddle when the Portfolio’s Adviser believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits a Portfolio to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Portfolio’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered into. When a Portfolio purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Portfolio may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Portfolio will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Portfolio’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Portfolio as well as loss of the expected benefit of the transaction.

Provided that a Portfolio has arrangements with certain qualified dealers who agree that a Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When a Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Portfolio buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Portfolio to close out its futures positions. Until it closes out a futures position, a Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Portfolio’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Portfolio. Each Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Each Portfolio will earmark and reserve liquid assets in an amount equal to the current mark-to-market exposure, on a daily basis, of a futures contract that is contractually required to cash settle. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Portfolio will have the ability to have exposure to such instruments to a greater extent than if a Portfolio were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Portfolio’s assets could impede portfolio management or a Portfolio’s ability to meet redemption requests or other current obligations.

The Portfolios only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Portfolio’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Portfolio not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are earmarked by a Portfolio and set aside by the Portfolio, as required by the 1940 Act and the SEC’s interpretations thereunder.

Combined Positions. Certain Portfolios may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio’s current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Portfolio’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Although the Portfolios will not be commodity pools, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit.

A Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Portfolio’s assets could impede portfolio management or a Portfolio’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

Certain of the Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser's credit guidelines. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy, and only if the agreement is fully collateralized by securities in which such Portfolio is permitted to invest. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Portfolio’s restrictions on purchases of illiquid securities. A Portfolio will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Portfolio in each agreement plus accrued interest. The repurchase agreements further authorize the Portfolio to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Portfolio will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

Certain Portfolios may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite NRSROs. For these repurchase agreement transactions, the Portfolio would look to the counterparty, and not the collateral, for determining such diversification. Other Portfolios may engage in repurchase agreement transactions that are collateralized by equity securities, debt securities, loan participations, or other securities including securities that are rated below investment grade or unrated securities of comparable quality.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Portfolio.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Portfolio and, therefore, a form of leverage. Leverage may cause any gains or losses for a Portfolio to be magnified. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Portfolio will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Portfolio is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Portfolio’s total assets except as permitted by law.

Short Selling

In short selling transactions, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Portfolio may not always be able to borrow a security it wants to sell short. A Portfolio also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Portfolio will fluctuate in response to movements in the market. Portfolio performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

Short sales also involve other costs. A Portfolio must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Portfolio may be required to pay a premium. A Portfolio also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Portfolio resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Portfolio may be required to pay in connection with the short sale. Until a Portfolio closes the short position, it will earmark and reserve Portfolio assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Portfolio only if, at the time of purchase, no more than 15% of the Portfolio’s net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio’s net assets when combined with all other illiquid investments of each Portfolio.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Portfolio’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Portfolio is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Portfolio, payments by the parties will be exchanged on a “net basis”, and a Portfolio will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Portfolio’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Portfolio’s potential loss if it sells a cap or collar. If a Portfolio buys a cap, floor or collar, however, the Portfolio’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Portfolio’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Portfolio or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Portfolio. A Portfolio’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Portfolio’s accrued obligations under the swap agreement over the accrued amount a Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Portfolio’s accrued obligations under the agreement. A Portfolio will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Portfolio’s Adviser. If a counterparty defaults, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Portfolio’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Portfolio will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Portfolio’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Portfolio may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Portfolio will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of CDS. In cases where a Portfolio is a seller of a CDS contract, the Portfolio will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

If a Portfolio is a seller of a CDS contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a buyer of a CDS contract, the Portfolio would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Portfolio.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. As an unregulated instrument, CDSs are difficult to value and therefore susceptible to liquidity and credit risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. Counterparty risks also stem from the lack of regulation of CDSs. Because they are unregulated, there is no requirement that parties to a contract be informed when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Portfolio’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Portfolio will be that of holding a long-term bond.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Portfolio’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Portfolio may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury’s Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Portfolios may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U. S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Portfolios may also invest in TIPS.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Portfolios must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Portfolio may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Portfolio’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Portfolio makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Portfolio’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Portfolio's assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Portfolio.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Portfolio’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Portfolio will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Portfolio’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Portfolio from recovering the collateral or completing the transaction.

To the extent a Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

RISK MANAGEMENT

Each Portfolio may employ non-hedging risk management techniques. Risk management strategies are used to keep the Portfolios fully invested and to reduce the transaction costs associated with cash flows into and out of a Portfolio. The Portfolios use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Portfolio to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

DIVERSIFICATION AND QUALITY REQUIREMENTS

Each Portfolio intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Portfolio, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash and cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of the Portfolio’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

All Portfolios will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, which are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. See "Distributions and Tax Matters.”

Bond Portfolio. The Bond Portfolio invests principally in a diversified portfolio of “high quality” and “investment grade” securities as described in Appendix A. Investment grade debt is rated, on the date of investment, within the four highest rating categories of Moody’s, S&P’s, or Fitch Ratings (“Fitch”) or the equivalent by another nationally recognized statistical rating organization. High grade debt is rated on the date of the investment within the three highest of such categories. The Portfolio also may invest up to 25% of its total assets in securities which are below investment grade, commonly known as “junk bonds.” The Portfolio may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable if, in the Adviser’s opinion, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have received a short-term rating of investment grade or better currently Prime-3 or higher by Moody’s or A-3 or higher by S&P’s, or the equivalent by another nationally recognized statistical rating organization or the issuer’s parent corporation, if any, must have outstanding debt rated BBB- or above.

U.S. Large Cap Core Equity, Small Company and International Equity Portfolios. The U.S. Large Cap Core Equity, Small Company and International Equity Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s, S&P’s or the equivalent by another nationally recognized statistical rating organization or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-l by Moody’s, A-1 by S&P’s, F-1 by Fitch or the equivalent by another nationally recognized statistical rating organization, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time the Portfolio invests in any other short-term debt securities, they must be in the rating category A or higher by Moody’s or S&P’s, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

In determining the suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions such as comparability to other issuers.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio’s purchases or sales of securities (excluding short-term securities) by the average market value of the Portfolio. The Adviser intends to manage each Portfolio’s assets by buying and selling securities to help attain its investment objective. The table below sets forth the Portfolio’s turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Portfolio’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions. High portfolio turnover also results in higher transaction costs. See “Distributions and Tax Matters” below.

	Fiscal Years Ended December 31,
Name of Portfolio	2006	2007
Bond Portfolio *	641%	626%
International Equity Portfolio	15%	15%
Mid Cap Value Portfolio	45%	48%
Small Company Portfolio	39%	44%
U.S. Large Cap Core Equity Portfolio	29%	39%
*	The high portfolio turnover is the result of duration management, capitalizing on total return opportunities and active management of our mortgage backed securities positions.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Portfolio’s investment objective is a “fundamental” policy, which cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Portfolio. In addition, the investment restrictions below have been adopted by the Trust with respect to each Portfolio. Except where otherwise noted, these investment restrictions are “fundamental” policies. In this context, the term “majority of the outstanding voting securities” means the affirmative vote of (a) 67% or more of the shares present at a shareholders meeting if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

No Portfolio may:

(1)

Purchase any security if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2)

Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Portfolio’s total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

(3)	Make loans to other persons, except through the purchase of debt obligations (including privately placed securities), loans of portfolio securities, and participation in repurchase agreements;

(4)

Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

(5)

Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

(6)

Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended; or

(7)	Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

In addition, no Portfolio may:

(1)

With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Portfolio’s total assets would be invested in securities or other obligations of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to U.S. Government securities (as defined in the 1940 Act);

Non-Fundamental Investment Restrictions—The investment restrictions described below are non-fundamental policies of the respective Portfolios and may be changed by the Board of Trustees.

Each Portfolio may not:

1.

Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio’s net assets would be in investments which are illiquid; and

2.	Acquire securities of other investment companies, except as permitted by the 1940 Act or any rules or order pursuant thereto.

The percentage limitations contained in the restrictions above apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Portfolio will not be considered a violation. If the value of the Portfolio’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES

The names of the Board of Trustees of the Portfolios, together with information regarding their year of birth, the year each Trustee first became a board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167, except for Mr. Williamson whose address is 8044 Montgomery Road, Suite 655, Cincinnati, OH 45236.

Name (Year of Birth); Positions with the Portfolios (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004 – Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	11	None
Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	11	None
John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	11	None
Ken Whipple (1934); Trustee (since 1996)	Chairman (2002 – Present) and CEO (2002 – 2004), CMS Energy	11	Director of Korn Ferry International (executive recruitment) and CMS Energy
John F. Williamson (1938) (2) Trustee (since 2008)	Retired Chairman and President, Williamson Associates, Inc. (investment adviser) (1997-2002)	11	None
Interested Trustees
John F. Ruffle (3) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	11	Trustee of Johns Hopkins University and American Shared Hospital Services

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees currently oversee includes 2 investment companies.

(2)	Mr. Williamson became a Trustee on April 11, 2008.
(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

Each Trustee serves for an indefinite term, subject to the Portfolio ’s current retirement policy, which is age 73, except for Ms. Ballenger, Mr. Lewis, Mr. Rettberg, Mr. Whipple and Mr. Ruffle, for whom it is age 75.

Standing Committees

The Board of Trustees presently has Audit, Nominating and Valuation Committees.

Each Trustee who is not an “interested person” of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence. The Audit Committee met four times during the year ended December 31, 2007.

Each Trustee who is not an “interested person” of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating Committee will consider and evaluate candidates on the basis of the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate’s ability to qualify as a non-interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee did not meet during the year ended December 31, 2007.

Each Trustee who is not an “interested person” of the Trust serves as a member of the Valuation Committee. The function of the Valuation Committee is to oversee the implementation of the Trust’s valuation procedures and to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the Chairperson deems appropriate, is authorized to review and approve fair value determinations. The Valuation Committee met four times during the year ended December 31, 2007, but the full Board reviewed fair value determinations at each meeting during that year.

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007, in the Portfolios(1) and each Trustee’s aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Funds Complex(2) :

Name of Trustee	Ownership of Bond Portfolio	Ownership of U.S. Large Cap Core Equity Portfolio	Ownership of Mid Cap Value Portfolio
Cheryl Ballenger	none	none	none
Jerry B. Lewis	none	none	none
John R. Rettberg	none	none	none
John F. Ruffle	none	none	none
Ken Whipple	none	none	none
John F. Williamson (3)	none	none	none

Name of Trustee	Ownership of Small Company Portfolio	Ownership of International Equity Portfolio	Aggregate Ownership of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Cheryl Ballenger	none	none	none
Jerry B. Lewis	none	none	none
John R. Rettberg	none	none	none
John F. Ruffle	none	none	none
Ken Whipple	none	none	none
John F. Williamson (3)	none	none	none

(1)	As of December 31, 2007, none of the Trustees beneficially owned equity securities of the Portfolios which are currently held exclusively through insurance company separate accounts or eligible plans.
(2)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes three registered investment companies.

(3)	Mr. Williamson became a Trustee on April 11, 2008

Effective January 1, 2008, each Trustee is paid an annual fee of $44,750 for serving as Trustee of the Portfolios and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee.

Trustee aggregate compensation paid by each of the Portfolios and the JPMorgan Funds Complex for the fiscal year ended December 31, 2007, is set forth below:

Aggregate Trustee Compensation Paid by the Portfolios

Name of Trustee	Bond Portfolio	International Equity Portfolio	Mid Cap Value Portfolio
Cheryl Ballenger	$545	$836	$2,640
Jerry B. Lewis	$545	$836	$2,640
John R. Rettberg	$545	$836	$2,640
John F. Ruffle	$545	$836	$2,640
Ken Whipple	$545	$836	$2,640
John F. Williamson (2)	none	none	none

Name of Trustee	Small Company Portfolio	U.S. Large Cap Core Equity Portfolio	Aggregate Trustee Compensation Paid from the Fund Complex(1)
Cheryl Ballenger	$811	$425	$36,000
Jerry B. Lewis	$811	$425	$36,000
John R. Rettberg	$811	$425	$36,000
John F. Ruffle	$811	$425	$36,000
Ken Whipple	$811	$425	$36,000
John F. Williamson (2)	none	none	none

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex which the Trustees currently oversee includes two investment companies.

(2)	Mr. Williamson became a Trustee on April 11, 2008.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeded $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeded $60,000, with:

•	the Trust;
•	an officer of the Trust;
•

an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

•	the Adviser or the principal underwriter of the Trust,
•	an officer of the Adviser or the principal underwriter of the Trust;
•	a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust; or
•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust.

OFFICERS

The Trust’s executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. As of December 31, 2007, the Trust has no employees and as of such date, did not provide any compensation to any officers of the Trust.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)

Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Jessica K. Ditullio (1962), Secretary (2008)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Stephanie J. Dorsey (1969), Treasurer (2005)*

Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Nancy E. Fields (1949), Assistant Secretary (2005)*

Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Sr. Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Laura S. Melman (1966), Assistant Treasurer (2006)

Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006; Vice President of Fund Administration, Accounting, and Taxation at The Bank of New York Co., Inc. prior to 2001.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

As of April 1, 2008, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.

CODES OF ETHICS

The Trust, the Adviser and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Adviser).

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or a Portfolio. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Portfolio; (ii) making to the Trust or a Portfolio any untrue statement of a material fact or omit to state to the Trust or a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Portfolio; or (iv) engaging in any manipulative practice with respect to the Trust or a Portfolio. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Portfolio so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by the Adviser requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as described in the applicable Portfolio’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Adviser’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Portfolio subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Portfolio’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Portfolios subject to the policies and restrictions in such code of ethics.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Adviser and its affiliated advisers, proxy voting authority with respect to the Portfolios’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Portfolios, the Trust’s Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Portfolio on the one hand, and the Portfolio’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. The Adviser also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change the Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.
•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.
•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulations of the SEC, the Portfolios’ proxy voting records for the 12-month period ended June 30 will be on file with the SEC, available on the Portfolios’ website at www.jpmorganfunds.com, and on the SEC’s website at www.sec.gov no later than August 31.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the Portfolios’ Holdings Disclosure Policy, no sooner than 30 days after month end, the Portfolios will make available to the public, upon request to the Portfolios (1-800-480-4111), an uncertified, complete schedule of its portfolio holdings as of the last day of that prior month.

The Portfolios’ publicly available uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Portfolios and (ii) clients of the Adviser or its affiliates that invest in the Portfolios or such clients’ consultants. No compensation or other consideration is received by the Portfolios or the Adviser, or any other person for these disclosures. A list of the entities that receive the Portfolios’ portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Name of Entity	Frequency	Lag of Data
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar, Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Standard and Poor’s	Monthly	30 days after month end
JPMorgan Private Bank/JPMorgan Private Client Services	Monthly	30 days after month end

In addition, certain service providers to the Portfolios or the Adviser, Administrator or Distributor may for legitimate business purposes receive the Portfolios’ holdings information earlier than 30 days after month end, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, brokers in connection with Portfolio transactions and in providing pricing quotations and transfer agents. When a Portfolio redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Portfolio’s holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Portfolio’s securities as an exception to the Portfolios’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Portfolio’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Portfolio or the Adviser, or any other person for these disclosures. The Portfolios’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Portfolios’ shareholders on the one hand and the Portfolio’s Adviser or any affiliated person of the Portfolio or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Portfolio’s securities is in the best interests of the Portfolio’s shareholders. There can be no assurance, however, that a Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Finally, the Portfolios release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISER

The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIA or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

Subject to the supervision of the Portfolios’ Board of Trustees, the Adviser makes the Portfolios’ day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Portfolios. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

Certain of the assets of employee benefit accounts under the Adviser’s management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

Under separate agreements, JPMorgan Chase Bank and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Portfolios. JPMDS is the distributor for the Portfolios. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the “Custodian,” “Administrator,” and “Distributor” sections.

The investment advisory services the Adviser provides to the Portfolios are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Portfolios. See the “Portfolio Transactions” section.

The Portfolios are managed by employees of the Adviser who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Portfolios.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Portfolios, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, at the following percentages of the average daily net assets of each Portfolio:

Name of Portfolio	Percentage
Bond Portfolio	0.30%
International Equity Portfolio	0.60%
Mid Cap Value Portfolio	0.70%
Small Company Portfolio	0.60%
U.S. Large Cap Core Equity Portfolio	0.35%

The table below sets forth the investment advisory fees paid by the following Portfolios to the Adviser, with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 12/31/05		Fiscal Year Ended 12/31/06		Fiscal Year Ended 12/31/07
	Paid	Waived	Paid	Waived	Paid	Waived
Name of Portfolio
Bond Portfolio	$259	$--	$251	$--	$171	$--
International Equity Portfolio	451	--	563	--	566	--
Mid Cap Value Portfolio	1,481	--	1,986	--	2,239	--
Small Company Portfolio	497	--	544	--	563	--
U.S. Large Cap Core Equity Portfolio	178	--	176	--	175	--

The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specially approved thereafter annually in the same manner as the Distribution Agreement. See the “Distributor” section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Portfolio’s outstanding voting securities, on 60 days’ written notice to the Adviser and by the Adviser on 90 days’ written notice to the Trust. See “Additional Information.”

PORTFOLIO MANAGERS

Other Accounts Managed (As of December 31, 2007)

The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2007 (millions of dollars):

Non-Performance Based Fee Advisory Accounts

Name of Portfolio/ Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bond Portfolio
Timothy Neumann, Managing Director	7	$ 6,281	5	$ 2,847	66	$ 9,302
International Equity Portfolio
James Fisher, Managing Director	9	$ 6,445	12	$ 6,606	25	$ 7,019
Thomas Murray, Vice President	9	$ 6,445	12	$ 6,606	26	$ 7,075
Mid Cap Value Portfolio
Jonathan K.L. Simon, Managing Director	14	$ 10,559	4	$ 1,268	32	$ 3,367
Lawrence E. Playford, Jr., Vice President	9	$ 9,493	0	0	29	$ 3,399
Gloria Fu, Vice President	9	$ 9,234	0	0	29	$ 3,399
Small Company Portfolio
Christopher T. Blum, Managing Director	16	$ 3,531	6	$ 591	7	$ 429
Dennis S. Ruhl, Vice President	13	$4,148	6	$ 591	7	$ 429
U.S. Large Cap Core Equity Portfolio
Susan Bao, Vice President	5	$ 4,177	0	0	22	$ 334

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bond Portfolio
Timothy Neumann, Managing Director	0	0	0	0	0	0
International Equity Portfolio
James Fisher, Managing Director	0	0	0	0	6	$ 1,571
Thomas Murray, Vice President	0	0	0	0	6	$ 1,571
Mid Cap Value Portfolio
Jonathan K.L. Simon, Managing Director	0	0	0	0	0	0
Lawrence E. Playford, Jr., Vice President	0	0	0	0	0	0
Gloria Fu, Vice President	0	0	0	0	0	0
Small Company Portfolio
Christopher T. Blum, Managing Director	0	0	1	$ 19	2	$ 57
Dennis S. Ruhl, Vice President	0	0	1	$ 19	2	$ 57
U.S. Large Cap Core Equity Portfolio
Susan Bao, Vice President	0	0	0	0	0	0

Potential Conflicts of Interests

The chart above shows the number, type and market value as of December 31, 2007, of the accounts other than the Portfolio that are managed by the portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolios ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolios or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. the Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures designed to manage the conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Code of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser or its affiliates also have certain policies designed to achieve fair and equitable allocable of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro-rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the portfolio ’s pre-tax performance is compared to the appropriate market peer group and to each Portfolio’s benchmark index listed in the Portfolio’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the portfolio). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The following table indicates the dollar range of securities of each fund beneficially owned by the Portfolio’s lead portfolio managers as of December 31, 2007, the Portfolios’ most recent fiscal year end.

Aggregate Dollar Range of Securities in the Portfolio(1)
Name of Portfolio/ Portfolio Manager(s)	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000

Bond Portfolio
Timothy Neumann, Managing Director	X
International Equity Portfolio
James Fisher, Managing Director	X
Thomas Murray, Vice President	X
Mid Cap Value Portfolio
Jonathan K.L. Simon, Managing Director	X
Lawrence E. Playford, Jr., Vice President	X
Gloria Fu, Vice President	X
Small Company Portfolio
Christopher T. Blum, Managing Director	X
Dennis S. Ruhl, Vice President	X
U.S. Large Cap Core Equity Portfolio
Susan Bao, Vice President	X
(1)	None of the portfolio managers beneficially owned equity securities of the Portfolios which are currently held exclusively through insurance company separate accounts or eligible qualified plans.

ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Administrative Services Agreement with JPMFM, an affiliate of JPMIM, effective February 19, 2005. Prior to that date, JPMorgan Chase Bank provided these services. Pursuant to the Administrative Services Agreement, JPMFM provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust. The services to be provided by JPMFM under the Administrative Services Agreement include, but are not limited to, services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board of Trustees matters, and shareholder services. In addition, JPMFM is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust’s co-administrator, insurance premiums, compensation and expenses of the Trustees, expenses of preparing, printing and mailing prospectuses reports, notices and proxies to shareholders, registration fees under federal securities laws and filing fees under state securities laws.

For providing its services under the Administrative Services Agreement, JPMFM receives monthly compensation from the Trust at annual rates computed as described under in the Prospectuses. Through June 30, 2005, JPMFM or JPMorgan paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the Portfolios’ sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor

Services, Inc. (“JPMIS”) as each Portfolio’s sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Portfolios.

JPMFM has contractually agreed to waive all or part of its fees in order to limit the Portfolios’ total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

Name of Portfolio	Percentage
Bond Portfolio	0.60%
International Equity Portfolio	1.09%
Mid Cap Value Portfolio	1.25%
Small Company Portfolio	1.08%
U.S. Large Cap Core Equity Portfolio	0.85%

Pursuant to the Administrative Services Agreement, as amended, for the fiscal periods indicated in the table below, JPMorgan or JPMFM reimbursed the Portfolios for expenses or was paid fees by the Portfolios under this agreement as follows (amounts in thousands):

	Fiscal Year Ended 12/31/05		Fiscal Year Ended 12/31/06		Fiscal Year Ended 12/31/07
	Paid	Waived	Paid	Waived	Paid	Waived
Name of Portfolio
Bond Portfolio	$173	$ --	$166	$ --	$ --	$ --
International Equity Portfolio	265	--	380	--	343	--
Mid Cap Value Portfolio	952	(529)	597	(709)	575	(800)
Small Company Portfolio	260	--	264	--	296	--
U.S. Large Cap Core Equity Portfolio	118	--	106	--	82	--

The Administrative Services Agreement may be amended only by mutual written consent.

The Administrative Services Agreement was last approved by the Board of Trustees at a meeting held on December 12-13, 2007. The Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Board of Trustees or JPMorgan on not more than 60 days’ nor less than 30 days’ written notice to the other party.

The Administrative Services Agreement also provides that, as to each Portfolio, until March 31, 2006, the aggregate fees, expressed in dollars, payable by such Portfolio under the Administrative Services Agreement and the Advisory Agreement will not exceed the expenses (excluding extraordinary expenses) that would have been payable by such Portfolio assuming (i) the Prior Management Agreement described in the next paragraph remained in effect in accordance with its terms, (ii) the asset levels were the same during the relevant periods, (iii) no effect was given to the voluntary expense reimbursement arrangements or other limitation on expenses under such prior agreement and (iv) the expenses the Portfolio would have been charged were adjusted to render comparable the extent and level of services provided under the Prior Management Agreement, on the one hand, and the Administrative Services Agreement and Advisory Agreement, on the other.

JPMFM pays fees out of its administrative services fees to insurance companies or their affiliates which have a servicing relationship with Policy holders (“Service Organizations”). These fees are paid to the Service Organizations for their providing certain shareholder and administrative services to the Portfolios, including (i) recordkeeping services, (ii) communication with the Trust regarding purchase and redemption orders and daily prices of the Portfolios; (iii) processing distributions from the Portfolios; (iv) providing information relating to the Policies to the Portfolios; and (v) providing certain other communication support services and support services. Occasionally, JPMIM or JPMFM, at its own expense and out of its legitimate profits, will pay additional cash amounts to the Service Organizations. These amounts are over and above the fees paid to the insurance companies by JPMFM out of its administrative services fees. These amounts are additional payments to the Service Organizations for providing the shareholder and administrative services to the Portfolios described above. These additional payments may be referred to as other compensation.

DISTRIBUTOR

JPMDS serves as the Trust’s exclusive distributor and holds itself available to receive purchase orders for shares of each of the Portfolios. In that capacity, JPMDS has been granted the right, as agent of the Portfolios, to solicit and accept orders for the purchase of each of the Portfolio’s shares in accordance with the terms of the Distribution Agreement between the Trust, on behalf of the Portfolios, and JPMDS. Under the terms of the Distribution Agreement between JPMDS and the Trust, on behalf of the Portfolios, JPMDS receives no compensation in its capacity as Distributor. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct wholly owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement will continue in effect for annual periods beyond until October 31 of each year and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Portfolio. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Portfolio or by JPMDS. The termination of the Distribution Agreement with respect to one Portfolio will not result in the termination of the Distribution Agreement with respect to any other Portfolio. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

For the fiscal year ending December 31, 2007, there were no net underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions and other compensation paid to JPMDS as principal underwriter.

CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10167, dated February 19, 2005, JPMorgan Chase Bank serves as the Portfolio ’s custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser .

With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the Global Custody and Fund Accounting Agreement. For purposes of determining the asset levels at which a fee applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a subsidiary of JPMorgan & Co.) shall be used.

U.S. Equity Funds:

0.0085% of the first $12.5 billion

0.0050% on the next $7.5 billion

0.0035% on the next $10 billion

0.0025% for such assets over $30 billion

U.S. Fixed Income Funds:

0.0090% of the first $12.5 billion

0.0050% on the next $7.5 billion

0.0035% on the next $10 billion

0.0020% for such assets over $30 billion

International Funds:

0.02% of the first $12.5 billion

0.0175% for such assets over $12.5 billion

or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per portfolio is:

$20,000 for U.S. equity and U.S. fixed income funds

$25,000 for international funds (except emerging markets funds)

For custody services, each Portfolio pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of the assets held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5 for cash transactions. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

JPMorgan Chase Bank also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

In addition, JPMorgan Chase Bank provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Portfolio’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Portfolios and assists in the preparation and/or review of each Portfolio’s federal and state income tax returns.

PAYMENT OF EXPENSES

JPMFM is obligated to assume the cost of certain administrative expenses for the Trust, as described herein and in the Prospectuses. The Trust is responsible for JPMIM’s fees as investment adviser pursuant to the Investment Advisory Agreement and for JPMFM’s fees for its services pursuant to the Administrative Services Agreement. In addition, the Trust pays all extraordinary expenses not incurred in the ordinary course of the

Trust’s business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust’s asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust’s business. See “Offering and Redemption of Shares” below.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Portfolio’s investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Portfolios, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Portfolios unless otherwise prohibited.

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser, the Portfolios and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Portfolios. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Portfolios pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Portfolios’ transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Portfolios. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Portfolio expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Portfolio. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Portfolio and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Portfolio may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by a Portfolio’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Portfolio’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolios and/or other accounts over which a Portfolio’s Adviser exercises investment discretion. A Portfolio’s Adviser may cause a Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Portfolio’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Portfolio’s Adviser to the Portfolios. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy, to the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934 and consistent with applicable SEC guidance and interpretation. Shareholders of the Portfolios should understand that the services provided by such brokers may be useful to a Portfolio’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Portfolio.

Under JPMIM’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services and proprietary broker-dealer research. The Portfolios have stopped participating in soft dollar arrangements for market data services and third-party research. However, the Portfolios continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

Investment decisions for each Portfolio are made independently from those for the other Portfolios or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Portfolio and another Portfolio, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Portfolio believes to be equitable to the Portfolio(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained by a Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Portfolio with those to be sold or purchased by it for other Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the

Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

The Portfolios paid the following brokerage commissions for the indicated periods (amounts in thousands):

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Bond Portfolio
Total Brokerage Commissions	$62	$96	$20
Brokerage Commissions to Affiliated Broker Dealers	—	4	—
International Equity Portfolio
Total Brokerage Commissions	20	27	50
Brokerage Commissions to Affiliated Broker Dealers	—	—	—
Mid Cap Value Portfolio
Total Brokerage Commissions	212	187	222
Brokerage Commissions to Affiliated Broker Dealers	—	—	—
Small Company Portfolio
Total Brokerage Commissions	97	74	79
Brokerage Commissions to Affiliated Broker Dealers	—	—	—
U.S. Large Cap Core Equity Portfolio
Total Brokerage Commissions	36	23	34
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

As of December 31, 2007, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned ($)
Bond Portfolio	Bank of America Corporation	195,702
	Bear Stearns & Co. Inc.	238,902
	Citigroup Global Markets Inc.	86,720
	Credit Suisse First Boston LLC	687,051
	Deutsche Bank AG	92,219
	Goldman Sachs and Company	95,341
	Lehman Brothers Inc.	216,075
	Merrill Lynch & Co. Inc.	189,854

International Equity Portfolio	Barclays Capital Inc.	1,248,546
	HSBC Securities Inc.	2,320,355
	ICAP plc	1,205,086
	UBS Financial Services Inc.	1,586,105

U.S. Large Cap Core Equity	Bank of America Corporation	1,192,414
Portfolio	Citigroup Global Markets Inc.	590,272
	Lehman Brothers Inc.	248,672

For the fiscal year ended December 31, 2007, the Adviser allocated brokerage commissions to brokers who provided broker research, including third party research for the Portfolios, as follows:

Portfolio	Amount
Bond Portfolio	0
International Equity Portfolio	$ 42,370
Mid Cap Value Portfolio	$174,235
Small Company Portfolio	$ 58,350
U.S. Large Cap Core Equity Portfolio	$ 27,000

SHARES OF BENEFICIAL INTEREST

The Trust consists of an unlimited number of outstanding shares of beneficial interest which are divided into five series: Bond Portfolio, International Equity Portfolio, Mid Cap Value Portfolio, Small Company Portfolio and U.S. Large Cap Core Equity Portfolio. The Trust has the right to issue additional shares without the consent of shareholders and may allocate its additional shares to new series or to one or more of the five existing series.

The assets received by the Trust for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of accounts and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

The shares of each Portfolio are fully paid and non-assessable, will have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

OFFERING AND REDEMPTION OF SHARES

The Trust offers shares of each Portfolio only for purchase by separate accounts established by Participating Insurance Companies or by Eligible Plans. It thus will serve as an investment medium for the Policies offered by Participating Insurance Companies and for participants in Eligible Plans. The offering is without a sales charge and is made at each Portfolio’s net asset value per share, which is determined in the manner set forth below under “Net Asset Value.”

As of May 1, 2006, the Mid Cap Value Portfolio and the Small Company Portfolio accept new purchases only as described below:

•	Each Portfolio will accept new purchases from existing variable annuity contracts and variable life insurance policies that offered that Portfolio as a funding vehicle prior to May 1, 2006.
•	Each Portfolio will accept new purchases from existing Eligible Plans that offered that Portfolio as a funding vehicle prior to May 1, 2006.
•	Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

Each of the Mid Cap Value Portfolio and Small Company Portfolio will not allow any new variable annuity contracts, variable life insurance policies or Eligible Plans to offer the Portfolio on or after May 1, 2006; however, any contract owners of existing variable annuity contracts or variable life insurance policies or participants in existing Eligible Plans will be permitted through the variable annuity contracts, variable life insurance policies or Eligible Plan, as applicable, to continue to purchase new shares on and after May 1, 2006.

The Trust redeems all full and fractional shares of the Trust at the net asset value per share applicable to each Portfolio. See “Net Asset Value” below.

Redemptions ordinarily are made in cash, but the Trust has authority, at its discretion, to make full or partial payment by assignment to the separate account of Portfolio securities at their value used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Trust has committed itself to pay to the separate account in cash, all such separate account’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio’s net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Trustees deems fair and equitable. In such cases, the separate account or Eligible Plan might incur brokerage costs should it wish to liquidate these portfolio securities.

The Trust may suspend the right of redemption only under the following unusual circumstances:

(i)	when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
(ii)	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable;
(iii)	during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders; or
(iv)	when Federal securities laws permit;

NET ASSET VALUE

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolios are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Portfolios have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Board, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities shall generally be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Portfolios are valued.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

Securities of open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily independent or affiliated third party pricing services approved by the Board or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations.

Certain fixed income securities, in accordance with the Portfolios’ pricing procedures, may be valued using market quotations provided by Bear Stearns PricingDirect Inc. ("Bear Stearns"), an affiliate of the Portfolios' Adviser. Bear Stearns provides these prices to other affiliated and non-affiliated entities for pricing purposes and the Portfolios are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The fixed income valuation prices provided by Bear Stearns to the Portfolios are the same prices that are provided to other affiliated and non-affiliated entities.

Emerging market debt securities, in accordance with the Portfolios’ pricing procedures, may be valued using market quotations provided by Emerging Markets Research, a pricing product supplied by JPMorgan Securities, Inc., an affiliate of the Portfolios’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes. All parties, including the Portfolios, are provided access to this product at no charge and the prices reflected are the same prices used to price the securities that comprise the JPMorgan Emerging Markets Bond Indices.

Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

Swaps shall generally be valued by a Board approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Certain swaps, in accordance with the Portfolios’ pricing procedures, may be valued by JPMorgan Worldwide Securities Services Global Derivatives Services ("GDS"), a service offering within JPMorgan Chase Bank, an affiliate of the Portfolios’ Adviser or by Bear Stearns. These products are supplied to other affiliated and non-affiliated entities for pricing purposes and the Portfolios are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The swap valuation prices provided by GDS and Bear Stearns to the Portfolios are the same prices that are provided to other affiliated and non-affiliated entities. Futures, options and other derivatives are valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Portfolios’ securities. The Portfolios’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from the Portfolios’ management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Portfolio’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

DISTRIBUTIONS AND TAX MATTERS

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts or Eligible Plans. If this is not the case, the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Fund shares, under the Internal Revenue Code of 1986, as amended (the “Code”).

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance company separate accounts for the purpose of funding variable annuity contracts or variable life insurance policies (“variable insurance contracts”). This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies under Subchapter M of the Code, the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect, and the application of the diversification rules of Section 817(h) of the Code. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Portfolios in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

For information concerning the federal income tax consequences to a holder of a variable insurance contract, refer to the prospectus or other documents for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of the Portfolio, no attempt is made here to describe the tax aspects of a direct investment in such Portfolio.

Each Portfolio generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Portfolio.

Qualification as a Regulated Investment Company.  Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.

Capital Loss Carryforwards. For federal income tax purposes, the Portfolios listed below had capital loss carryforwards for the periods indicated :

Name of Portfolio	Capital Loss Carryforward	Expiration Date
Bond Portfolio
	375,278	12/31/2014
	723,965	12/31/ 2015
Total	1,099,243

U.S. Large Cap Core Equity Portfolio
	8,564,157	12/31/2010
	3,051,513	12/31/2011
Total	11,615,670

In addition to satisfying the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Portfolio’s taxable year, (1) 50% or more of the value of the Portfolio’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio’s assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or (y) one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Portfolio earned the income. Specifically, the excise tax will be imposed if a Portfolio fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Portfolio intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that each Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Federal Tax Matters. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company, and Eligible Plan participants should consult the Plan’s administrator or trustee, in order to determine the federal income tax consequences to such holders of an investment in the Portfolios.

Variable insurance contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59½, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax.

Participating Insurance Companies and Eligible Plans should consult their tax advisors about federal, state and local tax consequences of investing in the Portfolios.

Variable Insurance Contracts. In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable insurance contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. This liability would generally arise prior to the receipt of payments under the contract. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ( “ IRS ” ) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable insurance contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable insurance contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. It is possible that some of the Portfolios may be more specific in focus than the investment strategies described in certain IRS rulings in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments,” was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. However, in most, although not necessarily all circumstances, the Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. Each Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable insurance contract owners to be considered the owners of the shares of the Portfolio.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio’s assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding Shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Portfolio Investments. Each Portfolio may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Portfolio. Each Portfolio may make investments that produce income that is not matched by a corresponding cash receipt by the Portfolio. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Such investments may require a Portfolio to borrow money or dispose of other securities in order to comply with those requirements. Each Portfolio may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Portfolio to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Portfolio may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Portfolio from accruing a long-term holding period. These investments may prevent a Portfolio from making capital gain distributions as described below. Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Certain of the Portfolios may invest in equity securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICs”) under the Code), the Portfolio may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Portfolio to its shareholders. In addition, certain interest charges may be imposed on the Portfolio as a result of such distributions. If a Portfolio were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Portfolio. Alternatively, a Portfolio generally will be permitted to “mark-to-market” any shares it holds in a PFIC. If a Portfolio made such an election, the Portfolio would be required to include in its income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Portfolio would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Portfolio for prior taxable years. Each Portfolio will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Portfolio, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Some of the Portfolios invest in real estate investment trusts (“REITs”). Such Portfolios’ investments in REIT equity securities may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Portfolio’s investments in REIT equity securities may at other times result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes such amounts, such distribution could constitute a return of capital to Portfolio shareholders for federal income tax purposes. Dividends received by the Portfolio from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Portfolios may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. For purposes of this rule, a charitable remainder trust is a disqualified organization but its allocable share of excess inclusion income is not unrelated business taxable income. Accordingly, if a charitable remainder trust owns an interest in the Funds it will not lose its tax-exempt status. The Fund itself, however, will be subject to the tax described above. The Portfolios do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, a Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Portfolio from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Portfolio into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Portfolio in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a “capital gain dividend”, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Portfolio that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another portfolio). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Portfolio should be aware that distributions from a Portfolio will, all other things being equal, have the effect of reducing the net asset value of the Portfolio’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Portfolio within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Portfolio. Additionally, if a shareholder disposes of shares of a Portfolio within 90 days following their acquisition, and the shareholder subsequently re-acquires Portfolio shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. Each Portfolio will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Portfolio, capital gain dividends and amounts retained by the Portfolio that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax.  This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid prior to January 1, 2008, and apply to income that would not be subject to the 30-percent tax if earned by the foreign person directly.  With respect to interest-related dividends, this exemption does not apply if the Portfolio does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Portfolio may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Portfolio by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Portfolio held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

Foreign Taxes. Certain of the Portfolios, particularly the International Equity Portfolio, may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Portfolio at the close of the taxable year consists of stock or securities of foreign issuers, the Portfolio may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Portfolio makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Portfolio’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Portfolio’s income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Portfolio and (ii) the portion of any actual dividend paid by the Portfolio which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Portfolio paid in taxable years beginning before January 1, 2007 will be treated as “passive” or “financial services” income and dividends paid in taxable years beginning January 1, 2007 or later will generally be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Portfolio’s foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Portfolio unless certain holding period requirements are met.

Each Portfolio will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Portfolio will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Portfolio will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

DELAWARE BUSINESS TRUST

The Trust is a business organization of the type commonly known as a “Delaware Business Trust” of which each Portfolio is a series. The Trust has filed a certificate of trust with the office of the Secretary of State of Delaware. Except to the extent otherwise provided in the governing instrument of the business trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

The Trust provides for the establishment of designated series of beneficial interests (the Portfolios) having separate rights, powers or duties with respect to specified property or obligations of the Trust or profits and losses associated with specified property or obligations, and, to the extent provided in the Declaration of Trust, any such series may have a separate business purpose or investment objective.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii)  filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

ADDITIONAL INFORMATION

Principal Holders. As of March 31, 2008, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Portfolios. Although a shareholder’s beneficial ownership of more than 25% of the voting securities of a Portfolio may be deemed to result in “control” of the particular Portfolio, as of March 31, 2008, the Trust believes that no variable insurance contract owner owned beneficially more than 25% of the voting securities of any Portfolio.

JPMORGAN BOND PORTFOLIO
GENERAL AMERICAN SEPARATE 7 MAIL CODE B1-08 13045 TESSON FERRY RD SAINT LOUIS MO 63128-3499	12.89%
GENWORTH LIFE INSURANCE COMPANY OF NEW YORK (GLICNY) 6610 W BROAD ST RICHMOND VA 23230-1702	5.05%
LINCOLN FINANCIAL GROUP ATTN: JENNIFER KROUSE 1300 S CLINTON ST MSC 2H-17 FORT WAYNE IN 46802-3506	12.58%
MIDLAND NATIONAL LIFE-ANNUITY PO BOX 79907 DES MOINES IA 50325-0907	18.29%
PRINCIPAL LIFE INSURANCE CO ATTN LIFE AND HEALTH ACCOUNTING 711 HIGH ST DES MOINES IA 50392-9992	7.14%
SUN LIFE ASSURANCE COMPANY OF CANADA (US) - VUL ONE SUN LIFE EXECUTIVE PARK SC2145 WELLESLEY HILLS MA 02481-5615	36.51%
JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ATTN DAVID TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	7.17%
KEMPER INVESTORS LIFE INSURANCE C/O PRODUCT VALUATION 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-0001	28.77%

LINCOLN FINANCIAL GROUP ATTN: JENNIFER KROUSE 1300 S CLINTON ST MSC 2H-17 FORT WAYNE IN 46802-3506	5.26%
NATIONAL LIFE INSURANCE COMPANY SENTINEL ADVANTAGE ATTN PENNY DOOLY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	5.70%
SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEP ACCTS 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	36.81%
JPMORGAN MID CAP VALUE PORTFOLIO
NATIONWIDE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.10%
OHIO NATIONAL LIFE INS COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCTS ATTN DAWN CAIN ONE FINANCIAL WAY CINCINNATI OH 45242-5851	65.61%
JPMORGAN SMALL COMPANY PORTFOLIO
FARM BUREAU LIFE INSURANCE COMPANY ATTN MUTUAL FUNDS ACCOUNTING 5400 UNIVERSITY AVE W DES MOINES IA 50266-5950	8.49%
KANSAS CITY LIFE INSURANCE COMPANY SMALL COMPANY PORTFOLIO- VAN ATTN DEBRA KARR PO BOX 219139 KANSAS CITY MO 64121-9139	5.67%
KEMPER INVESTORS LIFE INSURANCE C/O PRODUCT VALUATION 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-0001	9.32%
OHIO NATIONAL LIFE INS COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCTS ATTN DAWN CAIN ONE FINANCIAL WAY CINCINNATI OH 45242-5851	28.79%
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO
HORACE MANN LIFE INSURANCE CO SEPARATE ACCOUNT ATTN WILLIAM J KELLY 1 HORACE MANN PLZ SPRINGFIELD IL 62715-0002	49.10%
KANSAS CITY LIFE INSURANCE COMPANY EQUITY PORTFOLIO - VAN ATTN DEBRA KARR PO BOX 219139 KANSAS CITY MO 64121-9139	5.33%

LINCOLN FINANCIAL GROUP ATTN: JENNIFER KROUSE 1300 S CLINTON ST MSC 2H-17 FORT WAYNE IN 46802-3506	9.54%
SUN LIFE ASSURANCE COMPANY OF CANADA (US) - VA RETIREMENT PRODUCTS & SERVICES PO BOX 9134 WELLESLEY HLS MA 02481-9134	12.29%
SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEP ACCTS 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	14.59%

FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2007, have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

APPENDIX A - DESCRIPTION OF SECURITY RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATING

Standard & Poor’s Rating Service (“S&P”)

A-1

Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2

Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3

Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or ”-”	may be appended to a rating to denote relative status within major rating categories.

‘PIF’	denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’	indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’

A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Moody’s Investors Service, Inc. (“Moody’s”)
Prime-1

Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.
Dominion Bond Rating Service (“DBRS”)
R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

D	Default

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)

Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)

Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)

Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)

Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)

Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with
“R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

D

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

A

These banks possess superior intrinsic financial strength. Typically they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B

These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C

These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D

Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E

Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r:  The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA

HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS

Bond and Long-Term Debt Rating Scale

The DBRS long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA

Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A

Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB

Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB

Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B

Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C

Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa

Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa

These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba

Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa

Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group — with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA

EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA

VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A

STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB

GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB

Moderately Weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B

Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C

Very Weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D

Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

“+” or “-“ may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Short-Term Insurer Financial Strength Ratings

A Fitch Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1

STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3

MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DBRS

Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the middle of the category.

Pfd-1

Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2

Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3

Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4

Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5

Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”

A security rated D implies the issuer has either not met a scheduled dividend or principal payment or the issuer has made it clear it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)(1) Articles of Incorporation. Agreement and Declaration of Trust of The Chubb Series Trust dated October 27, 1993. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(a)(2) Certificate of Amendment of Certificate of Trust dated December 31, 1996. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(a)(3) Certificate of Amendment of Certificate of Trust dated January 1, 1998. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(a)(4) Certificate of Amendment of Certificate of Trust dated May 16, 2001. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(a)(5) Certificate of Amendment of Certificate of Trust dated July 31, 2003. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(b)(1) By-laws. By-laws of Chubb Series Trust. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(c) Instruments Defining Rights of Security Holders. Not applicable.

(d)(1) Investment Advisory Contracts. Investment Advisory Agreement between JPM Series Trust II and J.P. Morgan Investment Management Inc. ("Morgan"). Incorporated by reference to post-effective number 6 to the Registration Statement filed with the Securities and Exchange Commission (the "Commission") on April 30, 1997 (Accession No. 0001016964-97-000061).

(d)(2) Form of Investment Advisory Agreement between JPM Series Trust II and Robert Fleming Inc. on behalf of the Mid Cap Value Portfolio. Incorporated by reference to post-effective number 15 to the Registration Statement filed with the Commission on August 15, 2001. (Accession No. 0000912057-01-529397).

(e)(1) Distribution Agreement between the Trust & JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Commission on April 20, 2005 (Accession Number 0001047469-05-010828).

(e)(2) Form of Amended Schedule B to the Distribution Agreement, amended as of February 14, 2008. Filed herewith.

(e)(3) Form of Amended Schedule C to the Distribution Agreement, amended as of February 14, 2008. Filed herewith.

(e)(4) Form of Amended Schedule D to the Distribution Agreement, amended as of February 14, 2008. Filed herewith.

(e)(5) Amended Schedule E to the Distribution Agreement, amended as of August 23, 2006. Filed herewith.

(e)(6) Form of Amended Schedule F to the Distribution Agreement, amended as of February 14, 2008. Filed herewith.

(f) Bonus or Profit Sharing Contracts. Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Commission on April 20, 2005 (Accession Number 0001047469-05-010828).

(g)(2) Form of Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006. Incorporated herein by reference to post-effective number 23 to the Registration Statement as filed with the Commission on April 28, 2006 (Accession Number 0001047469-06-005904.)

(g)(3) Amendment to Global Custody and Fund Accounting Agreement including Schedules C and D, dated as of September 1, 2007. Filed herewith.

(g)(4) Amendment to Global Custody and Fund Accounting Agreement including Schedules A and C, dated as of April 21, 2008. Filed herewith.

(h)(1)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Commission on April 20, 2005 (Accession Number 0001047469-05-010828).

(h)(1)(b) Amendment as of January 31, 2007 to the Transfer Agency Agreement between JPMorgan Funds and BFDS dated February 18, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 27, 2007 (Accession Number 0001145443-07-001238).

(h)(1)(c) Form of Appendix A to the Transfer Agency Agreement (amended as of February 14, 2008). Filed herewith.

(h)(2)(a) Administrative Services Agreement between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Commission on April 20, 2005 (Accession Number 0001047469-05-010828).

(h)(3) Form of Fund Participation Agreement. Incorporated by reference to post-effective number 6 to the Registration Statement filed with the Commission on April 30, 1997 (Accession No. 0001016964-97-000061).

(h)(4)(a) Fee Waiver Agreement dated December 11, 2003. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(h)(4)(b) Fee Waiver Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Commission on April 20, 2005 (Accession Number 0001047469-05-010828).

(h)(4)(c) Form of Fee Waiver Agreement, dated May 1, 2008. Filed herewith.

(i) Legal Opinion. Legal Opinion of Prickett, Jones & Elliott, P.A. dated April 15, 2004. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(j) Other Opinions. Consent of independent public accountants. Filed herewith.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Share Subscription Agreement between The Chubb Series Trust and Chubb Life Insurance Company of America. Incorporated by reference post-effective amendment number 1 to the Registration statement filed with the Commission on December 10, 1993.

(m) Rule 12b-1 Plan. Not applicable.

(n) Rule 18f-3 Plan. Not applicable.

(o) Reserved.

(p)(1) Code of Ethics for the Funds. Incorporated herein by reference to the Registrant's Registration Statement filed on February 25, 2005 (Accession Number 0001047469-05-004844).

(p)(2) Code of Ethics for J.P. Morgan Investment Management Inc., effective February 1, 2005, revised September 18, 2007. Filed herewith.

(p)(3) Code of Ethics for JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement filed on February 25, 2005 (Accession Number 0001047469-05-004844).

OTHER EXHIBITS

(99) (c) Powers of Attorney for the Trustees. Incorporated by reference to the Registrant’s Registration Statement as file with the Securities and Exchange Commission on April 27, 2007 (Accession Number 0001145443-07-001238).

(99) (d) Power of Attorney for George Gatch. Filed herewith.

(99) (e) Power of Attorney for Stephanie J. Dorsey. Filed herewith.

(99) (f) Power of Attorney for John F. Williamson. Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Article VII, Section 2 of Registrant's Declaration of Trust and Section 1.11 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the

Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

(1) JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43240. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Value Opportunities Fund Inc.

Undiscovered Managers Funds

JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43240.

NAME	POSITIONS AND OFFICES WITH JPMORGAN DISTRIBUTION SERVICES, INC.	POSITIONS WITH REGISTRANT
George C.W. Gatch	Director, President	President

Michael R. Machulski	Director, Vice President & Treasurer	None

Robert L. Young	Director, Vice President	Senior Vice President

David J. Thorp, Jr.	Vice President	None

James C. Berry	Vice President & Secretary	None

Nancy E. Fields	Vice President	Assistant Secretary

Jessica K. Ditullio	Assistant Secretary	Assistant Secretary

Anthony J. Horan	Assistant Secretary	None

Frank J. Drozek	Assistant Treasurer	None

Christopher J. Mohr	Assistant Treasurer	None

(c)	Not applicable.

ITEM 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 245 Park Avenue, New York, NY 10167 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 245 Park Avenue, New York, New York 10167 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc., the Registrant's distributor at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as administrative services and shareholder servicing agent (through February 18, 2005), custodian and fund accountant).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), 2 Heritage Drive, North Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, J.P. Morgan Series Trust II, certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus in the State of Ohio on the 24th day of April, 2008.

J.P. MORGAN SERIES TRUST II

George C.W. Gatch*

George C.W. Gatch

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of April, 2008.

SIGNATURE	TITLE	DATE
CHERYL BALLENGER*	Trustee	April 27, 2007
Cheryl Ballenger

JERRY B. LEWIS*	Trustee	April 27, 2007
Jerry B. Lewis

JOHN R. RETTBERG*	Trustee	April 27, 2007
John R. Rettberg

JOHN F. RUFFLE*	Trustee	April 27, 2007
John F. Ruffle

KENNETH WHIPPLE, JR.*	Trustee	April 27, 2007
Kenneth Whipple, Jr.

JOHN F. WILLIAMSON*	Trustee	April 11, 2008
John F. Williamson

By	Stephanie J. Dorsey*	By	George C.W. Gatch*
	Stephanie J. Dorsey		George C.W. Gatch
	Treasurer		President

*By	/s/ Elizabeth A. Davin
Elizabeth A. Davin
Attorney-in-Fact

Exhibit No.	Description

(e)(2)	Form of Amended Schedule B to the Distribution Agreement, amended as of February 14, 2008

(e)(3)	Form of Amended Schedule C to the Distribution Agreement, amended as of February 14, 2008

(e)(4)	Form of Amended Schedule D to the Distribution Agreement, amended as of February 14, 2008

(e)(5)	Amended Schedule E to the Distribution Agreement, amended as of August 23, 2006

(e)(6)	Form of Amended Schedule F to the Distribution Agreement, amended as of February 14, 2008

(g)(3)	Amendment to Global Custody and Fund Accounting Agreement including Schedules C and D, dated as of September 1, 2007.

(g)(4)	Amendment to Global Custody and Fund Accounting Agreement including Schedules A and C, dated as of April 21, 2008.

(h)(1)(c)	Form of Appendix A to the Transfer Agency Agreement (amended as of February 14, 2008)

(h)(4)(c)	Form of Fee Waiver Agreement, dated May 1, 2008

(j)	Other Opinions. Consent of independent registered public account firm

(p)(2)	Code of Ethics for J.P. Morgan Investment Management Inc., effective February 1, 2005, revised September 18, 2007

(99)(d)	Power of Attorney for George C.W. Gatch

(99)(e)	Power of Attorney for Stephanie J. Dorsey

(99)(f)	Power of Attorney for John F. Williamson